                                 ABN AMRO FUNDS
                              4400 COMPUTER DRIVE
                        WESTBOROUGH, MASSACHUSETTS 01581

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE

                           ABN AMRO FIXED INCOME FUND
                             ABN AMRO BALANCED FUND
                     ABN AMRO TAX-EXEMPT FIXED INCOME FUND

                     TO BE HELD ON FRIDAY, AUGUST 24, 2001

Notice is hereby given that a Special Meeting of Shareholders of the ABN AMRO Funds, with respect to three of its series, the ABN AMRO Fixed Income Fund, the ABN AMRO Balanced Fund and the ABN AMRO Tax-Exempt Fixed Income Fund (each an "ABN AMRO Fund" and collectively, the "ABN AMRO Funds"), will be held at the offices of the ABN AMRO Funds' sub-administrator, PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110, on Friday, August 24, 2001 at 12:00 noon, Eastern time, for the purposes of considering the proposals set forth below. Collectively, the proposals, if approved, will result in the transfer of the assets and stated liabilities of each ABN AMRO Fund to a corresponding series of Alleghany Funds in return for shares of the series (the "Reorganization"). Each ABN AMRO Fund will then be terminated.

Proposal 1: Approval of the Reorganization as it relates to: (i) the transfer of all of the assets and certain stated liabilities of the ABN AMRO FIXED INCOME FUND to Alleghany/Chicago Trust Bond Fund (the "Alleghany Bond Fund") in exchange for Class N shares of the Alleghany Bond Fund; and (ii) the distribution of the Class N shares of the Alleghany Bond Fund's shares so received to Common and Investor shareholders of the ABN AMRO Fixed Income Fund.

Proposal 2: Approval of the Reorganization as it relates to: (i) the transfer of all of the assets and certain stated liabilities of the ABN AMRO BALANCED FUND to Alleghany/Chicago Trust Balanced Fund (the "Alleghany Balanced Fund") in exchange for Class N shares of the Alleghany Balanced Fund; and (ii) the distribution of the Class N shares of the Alleghany Balanced Fund's shares so received to Common and Investor shareholders of the ABN AMRO Balanced Fund.

Proposal 3: Approval of the Reorganization as it relates to: (i) the transfer of all of the assets and certain stated liabilities of the ABN AMRO TAX-EXEMPT FIXED INCOME FUND to Alleghany/Chicago Trust Municipal Bond Fund (the "Alleghany Municipal Bond Fund") in exchange for Class N shares of the Alleghany Municipal Bond Fund; and (ii) the distribution of the Class N shares of the Alleghany Municipal Bond Fund's shares so received to Common and Investor shareholders of the ABN AMRO Tax-Exempt Fixed Income Fund.

Proposal 4: The transaction of such other business as may properly be brought before the meeting.

     Shareholders of record of the ABN AMRO Fixed Income Fund, the ABN AMRO Balanced Fund or the ABN AMRO Tax-Exempt Fixed Income Fund as of the close of business on Friday, June 29, 2001 are entitled to notice of, and to vote at this meeting, or any adjournment of this meeting. Shareholders of each ABN AMRO Fund will vote separately, and the proposed Reorganization will be effected as to a particular ABN AMRO Fund only if that Fund's shareholders approve the proposal.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF ABN AMRO FUNDS. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

/s/ RANDALL C. HAMPTON

Randall C. Hampton
President
ABN AMRO Funds

July 13, 2001

                           PROXY STATEMENT/PROSPECTUS

                               DATED JULY 4, 2001

             RELATING TO THE ACQUISITION OF THE ASSETS OF SERIES OF

                                 ABN AMRO FUNDS
                              4400 COMPUTER DRIVE
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 1-800-443-4725

               BY AND IN EXCHANGE FOR SHARES OF CERTAIN SERIES OF

                                ALLEGHANY FUNDS
                             171 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60601
                                 1-800-992-8151

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of ABN AMRO Funds (the "ABN AMRO Trust") in connection with the Special Meeting of Shareholders (the "Meeting") of three series of the ABN AMRO Trust, the ABN AMRO Fixed Income Fund, the ABN AMRO Balanced Fund and the ABN AMRO Tax-Exempt Fixed Income Fund (each an "ABN AMRO Fund" and collectively, the "ABN AMRO Funds"), to be held on Friday, August 24, 2001 at 12:00 noon, Eastern time, at the offices of the ABN AMRO Funds' sub-administrator, PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110. At the Meeting, shareholders of each ABN AMRO Fund, voting separately, will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Exhibit A (the "Reorganization Agreement"), by and between the ABN AMRO Trust and Alleghany Funds ("Alleghany"), on behalf of Alleghany/Chicago Trust Bond Fund (the "Alleghany Bond Fund"), Alleghany/Chicago Trust Balanced Fund (the "Alleghany Balanced Fund") and Alleghany/Chicago Trust Municipal Bond Fund (the "Alleghany Municipal Bond Fund") (each an "Alleghany Fund" and collectively, the "Alleghany Funds"). Alleghany and the ABN AMRO Trust are referred to collectively as the "Trusts" and the participating series of the Trusts are referred to collectively as the "Funds." Collectively, the proposals, if approved, will result in the transfer of the assets and certain stated liabilities of each ABN AMRO Fund to the corresponding Alleghany Fund in return for shares of the Alleghany Fund (the "Reorganization"). Each ABN AMRO Fund will then be terminated.

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of each ABN AMRO Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated July 4, 2001, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the ABN AMRO Funds and the Alleghany Funds, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to Alleghany Funds, P.O. Box 5164, Westborough, Massachusetts 05181, or by calling toll-free 1-800-992-8151.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Proposal 1:  Approval of the Reorganization as it relates to: (i) the transfer of all of the assets and certain stated liabilities of the ABN AMRO Fixed Income Fund to the Alleghany Bond Fund in exchange for Class N shares of the Alleghany Bond Fund; and (ii) the distribution of the Class N shares of the Alleghany Bond Fund's shares so received to Common and Investor shareholders of the ABN AMRO Fixed Income Fund.

Proposal 2:  Approval of the Reorganization as it relates to: (i) the transfer of all of the assets and certain stated liabilities of the ABN AMRO Balanced Fund to the Alleghany Balanced Fund in exchange for Class N shares of the Alleghany Balanced Fund; and (ii) the distribution of the Class N shares of the Alleghany Balanced Fund's shares so received to Common and Investor shareholders of the ABN AMRO Balanced Fund.

Proposal 3:  Approval of the Reorganization as it relates to: (i) the transfer of all of the assets and certain stated liabilities of the ABN AMRO Tax-Exempt Fixed Income Fund to the Alleghany Municipal Bond Fund in exchange for Class N shares of the Alleghany Municipal Bond Fund; and (ii) the distribution of the Class N shares of the Alleghany Municipal Bond Fund's shares so received to Common and Investor shareholders of the ABN AMRO Tax-Exempt Fixed Income Fund.

Proposal 4:  The transaction of such other business as may properly be brought before the meeting.

     The Reorganization Agreement provides that each ABN AMRO Fund will transfer all of its assets and certain stated liabilities to the corresponding Alleghany Fund listed opposite its name in the following chart:

ABN AMRO FUND (SELLING FUND).................   ALLEGHANY FUND (ACQUIRING FUND)
ABN AMRO Fixed Income Fund...................   Alleghany/Chicago Trust Bond Fund
ABN AMRO Balanced Fund.......................   Alleghany/Chicago Trust Balanced Fund
ABN AMRO Tax-Exempt Fixed Income Fund........   Alleghany/Chicago Trust Municipal Bond Fund

     In exchange for the transfers of these assets and liabilities, each Alleghany Fund will simultaneously issue shares to the corresponding ABN AMRO Fund as listed above, in an amount equal in value to the net asset value of the ABN AMRO Funds' shares. These transfers are expected to occur on or about 8:00 a.m. Eastern time (the "Effective Time") on September 15, 2001 (the "Closing Date").

     Immediately after the transfer of the ABN AMRO Funds' assets and liabilities, the ABN AMRO Funds will make a liquidating distribution to their shareholders of the Alleghany Funds' shares received, so that a holder of shares in an ABN AMRO Fund at the Effective Time of the Reorganization will receive a number of shares of the corresponding Alleghany Fund with the same aggregate value as the shareholder had in the ABN AMRO Fund immediately before the Effective Time. At the Effective Time, shareholders of each ABN AMRO Fund will become shareholders of the corresponding Alleghany Fund. Each ABN AMRO Fund will then be terminated.

     The ABN AMRO Funds offer two classes of shares, Common Shares and Investor Shares. The Alleghany Funds offer Class N Shares. The Alleghany Bond Fund also offers Class I Shares, although these shares are not involved in the Reorganization. Holders of Common Shares or Investor Shares of an ABN AMRO Fund will receive an amount of Class N Shares of the corresponding Alleghany Fund equal in value to their ABN AMRO Fund shares.

     Each Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Currently, each Alleghany Fund is advised by Chicago Capital Management, Inc. ("Chicago Capital"), a wholly-owned subsidiary of The Chicago Trust Company ("Chicago Trust"). Chicago Trust is a wholly-owned subsidiary of ABN AMRO North America Holding Company, which is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company. PFPC Distributors, Inc. is the principal underwriter of the Alleghany Funds. Alleghany Investment Services, Inc. ("AIS") serves as administrator to the Alleghany Funds. In connection with the Reorganization, AIS expects to change its name to ABN AMRO Investment Services, Inc. PFPC Inc. ("PFPC") serves as the sub-administrator and transfer agent for the Alleghany Funds.

     ABN AMRO Asset Management (USA) LLC ("AAAM") is the investment adviser to the ABN AMRO Funds. AAAM is an indirect, wholly-owned subsidiary of ABN AMRO North America Holding Company, which is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V. ABN AMRO Fund Services, Inc., an affiliate of AAAM, serves as administrator to the ABN AMRO Funds and PFPC serves as the sub-administrator and transfer agent. ABN AMRO Distribution Services (USA) Inc. serves as the ABN AMRO Funds' principal underwriter.

     For a more detailed discussion of the investment objectives, policies, risks and restrictions of the ABN AMRO Funds, see the ABN AMRO Funds' prospectuses and statement of additional information dated May 1, 2001, as may be amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus(es) and statement of additional information for the ABN AMRO Funds are available upon request and without charge by calling 1-800-443-4725.

     For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Alleghany Funds, see the Alleghany Funds' prospectus and statement of additional information dated March 1, 2001, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus for the Alleghany Funds accompany this Proxy Statement/Prospectus. Copies of the statement of additional information for the Alleghany Funds are available upon request and without charge by calling 1-800-992-8151.

     This Proxy Statement/Prospectus is expected to be sent to shareholders on or about July 13, 2001.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SYNOPSIS....................................................    1
The Reorganization..........................................    1
The Trusts..................................................    1
Fees and Expenses...........................................    2
Rule 12b-1 Distribution Plan................................    6
Investment Objectives, Policies and Restrictions............    6
Investment Risks............................................   10
The Funds' Purchase, Exchange and Redemption Procedures.....   12
Information Relating to the Reorganization..................   14
  Description of the Reorganization.........................   14
  Costs of Reorganization...................................   14
  Federal Income Taxes......................................   14
  Capitalization............................................   15
REASONS FOR THE REORGANIZATION..............................   15
SHAREHOLDER RIGHTS..........................................   16
MORE INFORMATION ABOUT ALLEGHANY FUNDS AND THE ABN AMRO
  FUNDS.....................................................   18
VOTING MATTERS..............................................   18
OTHER BUSINESS..............................................   23
SHAREHOLDER INQUIRIES.......................................   23
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION...  A-1
EXHIBIT B -- MANAGEMENT'S DISCUSSION OF ALLEGHANY FUND
  PERFORMANCE...............................................  B-1

                                    SYNOPSIS

     This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of each ABN AMRO Fund with those of its corresponding Alleghany Fund. It is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund.

THE REORGANIZATION

     BACKGROUND. Pursuant to the Reorganization Agreement (a form of which is attached hereto as Exhibit A), each ABN AMRO Fund will transfer all of its assets and certain stated liabilities to its corresponding Alleghany Fund in exchange solely for Class N Shares of that Alleghany Fund. Each ABN AMRO Fund will distribute the Alleghany Fund shares that it receives to its shareholders. Each ABN AMRO Fund will then be terminated. The result of the Reorganization is that shareholders of each ABN AMRO Fund will become shareholders of the corresponding Alleghany Fund. No sales charges will be imposed in connection with the Reorganization.

     The Board of Trustees of the ABN AMRO Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of each ABN AMRO Fund and its existing shareholders, and that the interests of existing shareholders in each ABN AMRO Fund would not be diluted as a result of the transactions contemplated by the Reorganization. The performance of the Alleghany Funds has been generally better than that of the ABN AMRO Funds and the net expenses of the Alleghany Funds are competitive with those of the corresponding ABN AMRO Funds. Management of ABN AMRO Funds believes that the shareholders of the ABN AMRO Funds would benefit from the larger asset base, increased product array and anticipated economies of scale that are expected to result from the Reorganization. THE BOARD OF TRUSTEES OF THE ABN AMRO TRUST RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

     TAX CONSEQUENCES. The Reorganization is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the ABN AMRO Funds will not recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the ABN AMRO Trust and Alleghany will receive an opinion from counsel to the ABN AMRO Trust to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

     DISTRIBUTIONS. Before the Reorganization, each ABN AMRO Fund and each Alleghany Fund expects to distribute ordinary income and capital gains, if any, to its shareholders.

     SPECIAL CONSIDERATIONS AND RISK FACTORS. Although the investment objectives and policies of the Alleghany Funds and the corresponding ABN AMRO Funds are generally similar, there are certain differences. Therefore, an investment in an Alleghany Fund may involve investment risks that are, in some respects, different from those of its corresponding ABN AMRO Fund. For a more complete discussion of the risks associated with the respective Funds, see "INVESTMENT RISKS" below.

THE TRUSTS

     The ABN AMRO Trust is an open-end management investment company, which offers redeemable shares in different series. It was organized as a Massachusetts business trust on September 17, 1992. The ABN AMRO Funds offer two classes of shares, Common Shares and Investor Shares. The two classes differ with respect to distribution and shareholder servicing costs, as set forth in the ABN AMRO Funds' prospectuses.

     Alleghany is an open-end, management investment company, which offers redeemable shares in different series. It was organized as a Delaware business trust on September 10, 1993. The Alleghany Funds offer

Class N Shares. The Alleghany Balanced Fund and the Alleghany Bond Fund also offer Class I Shares, although this share class is not involved in the Reorganization. Class N and Class I Shares differ with respect to distribution costs, as set forth in the Alleghany Funds' prospectus.

FEES AND EXPENSES

     The following comparative fee tables show the fees for each ABN AMRO Fund and its corresponding Alleghany Fund as of May 31, 2001. The Pro Forma tables show the Alleghany Fund's fees assuming that the Reorganization is approved.

        ABN AMRO FIXED INCOME FUND -- ALLEGHANY/CHICAGO TRUST BOND FUND

                                SHAREHOLDER FEES

     There are no sales charges on purchases, exchanges or redemptions.

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                              TOTAL      CONTRACTUAL        NET
                                                  DISTRIBUTION               ANNUAL        WAIVERS        ANNUAL
                                     MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR       OPERATING
FUND                                    FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                                 ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO FIXED INCOME FUND (Common
  Shares)..........................    0.60%          None        0.23%       0.83%         (0.10)%(1)     0.73%
ABN AMRO FIXED INCOME FUND
  (Investor Shares)................    0.60%         0.25%        0.48%       1.33%         (0.10)%(1)     1.23%
ALLEGHANY/CHICAGO TRUST BOND FUND
  (Class N Shares).................    0.55%         0.25%        0.16%       0.96%         (0.22)%(2)     0.74%
PRO FORMA -- ALLEGHANY/ CHICAGO
  TRUST BOND FUND (Class N
  Shares)..........................    0.55%         0.25%        0.11%       0.91%         (0.17)%        0.74%(3)

---------------

(1) AAAM has contractually agreed to limit its annual management fees to 0.50% of the ABN AMRO Fixed Income Fund's net assets, through April 30, 2002.

(2) Chicago Capital has contractually agreed to waive its fees and/or reimburse the Alleghany/Chicago Trust Bond Fund's expenses to limit the Fund's annual operating expenses to 0.74% of the Fund's net assets, through December 31, 2001.

(3) The Plan of Reorganization provides that the Alleghany/Chicago Trust Bond Fund's net operating expenses will not exceed 0.74% of its net assets for eight full calendar quarters following the Reorganization.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's Annual Operating Expenses remain the same, and reflects contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND(1)                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
ABN AMRO FIXED INCOME FUND (Common Shares)..........   $ 75     $255      $451      $1,016
ABN AMRO FIXED INCOME FUND (Investor Shares)........   $125     $412      $719      $1,593
ALLEGHANY/CHICAGO TRUST BOND FUND (Class N
  Shares)...........................................   $ 76     $284      $509      $1,158
PRO FORMA -- ALLEGHANY/CHICAGO TRUST BOND FUND
  (Class N Shares)(2)...............................   $ 76     $255      $470      $1,087

---------------

(1) The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

(2) Based on Pro Forma Net Annual Operating Expenses for the first two years.

        ABN AMRO BALANCED FUND -- ALLEGHANY/CHICAGO TRUST BALANCED FUND

                                SHAREHOLDER FEES

     There are no sales charges on purchases, exchanges or redemptions.

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                      DISTRIBUTION
                                         MANAGEMENT     (12B-1)       OTHER        TOTAL ANNUAL
FUND                                        FEES          FEES       EXPENSES   OPERATING EXPENSES
----                                     ----------   ------------   --------   ------------------
ABN AMRO BALANCED FUND
  (Common Shares)......................     0.70%         None         0.32%           1.02%
ABN AMRO BALANCED FUND
  (Investor Shares)....................     0.70%         0.25%        0.57%           1.52%
ALLEGHANY/CHICAGO TRUST BALANCED FUND
  (Class N Shares).....................     0.70%         0.25%        0.13%           1.08%
PRO FORMA -- ALLEGHANY/ CHICAGO TRUST
  BALANCED FUND (Class N Shares).......     0.70%         0.25%        0.12%           1.07%(1)

---------------

(1) The Agreement and Plan of Reorganization provides that the Alleghany/Chicago Trust Balanced Fund's net operating expenses will not exceed expense levels calculated as of the date of the Reorganization for eight full calendar quarters following the Reorganization. The above expense information is calculated as of May 31, 2001. The eight quarter expense limit, therefore, may be higher or lower than Pro Forma Total Annual Operating Expenses.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND(1)                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
ABN AMRO BALANCED FUND
  (Common Shares)...................................   $104     $325      $563      $1,248
ABN AMRO BALANCED FUND
  (Investor Shares).................................   $155     $480      $829      $1,813
ALLEGHANY/CHICAGO TRUST BALANCED FUND (Class N
  Shares)...........................................   $110     $343      $595      $1,317
PRO FORMA -- ALLEGHANY/CHICAGO TRUST
  BALANCED FUND (Class N Shares)(2).................   $109     $340      $590      $1,306

---------------
(1) The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

(2) Based on Pro Forma Net Annual Operating Expenses for the first two years.

                    ABN AMRO TAX-EXEMPT FIXED INCOME FUND --
                  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

                                SHAREHOLDER FEES

     There are no sales charges imposed on purchases, redemptions or exchanges.

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                                                                              TOTAL                         NET
                                                  DISTRIBUTION               ANNUAL        WAIVERS        ANNUAL
                                     MANAGEMENT     (12B-1)       OTHER     OPERATING       AND/OR       OPERATING
FUND                                    FEES          FEES       EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----                                 ----------   ------------   --------   ---------   --------------   ---------
ABN AMRO TAX-EXEMPT FIXED INCOME
  FUND
  (Common Shares)..................    0.60%          None        0.52%       1.12%        (0.10)%(1)      1.02%
ABN AMRO TAX-EXEMPT FIXED INCOME
  FUND
  (Investor Shares)................    0.60%          0.25%       0.77%       1.62%        (0.10)%(1)      1.52%
ALLEGHANY/CHICAGO TRUST MUNICIPAL
  BOND FUND
  (Class N Shares).................    0.60%          0.25%       0.41%       1.26%        (1.16)%(2)      0.10%
PRO FORMA -- ALLEGHANY/ CHICAGO
  TRUST
  MUNICIPAL BOND FUND (Class N
  Shares)..........................    0.60%          0.25%       0.23%       1.08%        (0.08)%         1.00%(3)

---------------

(1) AAAM has contractually agreed to limit its annual management fees to 0.50% of the ABN AMRO Tax-Exempt Fixed Income Fund's net assets, through April 30, 2002.

(2) Chicago Capital has voluntarily agreed to waive its fees and/or reimburse the Alleghany/Chicago Trust Municipal Bond Fund's expenses to limit the Fund's annual operating expenses to 0.10%, through December 31, 2001.

(3) The Plan of Reorganization provides that the Alleghany/Chicago Trust Municipal Bond Fund's net operating expenses will not exceed 1.00% of its net assets for eight full calendar quarters following the Reorganization.

                                    EXAMPLE

     The example below is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's Annual Operating Expenses remain the same, and reflects contractual waivers and reimbursements for applicable periods. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

FUND(1)                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                               ------   -------   -------   --------
ABN AMRO TAX-EXEMPT FIXED INCOME FUND
  (Common Shares)...................................   $104     $346      $607      $1,354
ABN AMRO TAX-EXEMPT FIXED INCOME FUND
  (Investor Shares).................................   $155     $501      $872      $1,914
ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND (Class N
  Shares)...........................................   $128     $400      $692      $1,523
PRO FORMA -- ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND
  FUND
  (Class N Shares)(2)...............................   $102     $327      $580      $1,302

---------------

(1) The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

(2) Based on Pro Forma Net Annual Operating Expenses for the first two years.

INVESTMENT ADVISERS

     AAAM is an indirect, wholly-owned subsidiary of ABN AMRO North America Holding Company (which is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V.) and the investment adviser to the ABN AMRO Funds. AAAM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). AAAM, located at 208 South LaSalle Street, Chicago, Illinois 60604 had approximately $9.9 billion in assets under management as of March 31, 2001.

     Chicago Capital, the investment adviser to the Alleghany Funds, is a wholly-owned subsidiary of Chicago Trust, which is a wholly-owned subsidiary of ABN AMRO North America Holding Company. Chicago Capital is registered as an investment adviser under the Advisers Act. Chicago Capital had approximately $7.7 billion assets under management as of March 31, 2001.

INVESTMENT ADVISORY FEES

     The following table compares management fees paid to AAAM for each ABN AMRO Fund and to Chicago Capital for each Alleghany Fund. The table shows fees before any waivers or reimbursements

("Total") and fees after any waivers or reimbursements ("Net of Waivers"). The fees listed are as of the dates stated in the footnotes following the table.

ABN AMRO FUNDS(1)                       FEE
-----------------                       ----
ABN AMRO Fixed Income Fund
  Total...............................  0.60%
  Net of Waivers......................  0.50%
ABN AMRO Balanced Fund
  Total...............................  0.70%
  Net of Waivers......................  0.70%
ABN AMRO Tax-Exempt Fixed Income Fund
  Total...............................  0.60%
  Net of Waivers......................  0.50%

ALLEGHANY FUNDS(2)                      FEE
------------------                      ----
Alleghany/Chicago Trust Bond Fund(3)
  Total...............................  0.55%
  Net of Waivers......................  0.36%
Alleghany/Chicago Trust Balanced Fund
  Total...............................  0.70%
  Net of Waivers......................  0.70%
Alleghany/Chicago Trust Municipal Bond
  Fund(4)
  Total...............................  0.60%
  Net of Waivers......................  0.00%

---------------

(1) As of December 31, 2000. Net of Waiver Fees for the ABN AMRO Funds are based on AAAM's contractual agreement to limit its fees through April 30, 2002.

(2) As of October 31, 2000.

(3) Net of Waiver Fees for the Alleghany Bond Fund are based on Chicago Capital's contractual agreement to waive a portion of its fees and/or reimburse Fund expenses through December 31, 2001.

(4) Net of Waiver Fees for the Alleghany Municipal Bond Fund are based on Chicago Capital's voluntary agreement to waive a portion of its fees and/or reimburse Fund expenses.

RULE 12b-1 DISTRIBUTION PLAN

     To pay for the cost of promoting the Alleghany Funds and servicing shareholder accounts, the Alleghany Funds have adopted a Rule 12b-1 distribution plan for their Class N shares. Under the plan, an annual fee of not more than 0.25% is paid out of each Alleghany Fund's average daily net assets attributable to Class N shares to reimburse the Fund's distributor for expenses it incurs in connection with the distribution of Class N shares and for shareholder services.

     The Alleghany's Rule 12b-1 distribution plan is substantially the same as the ABN AMRO Trust's Rule 12b-1 distribution plan for Investor Shares. Significantly, both plans provide for an annual fee of not more than 0.25% of each fund's average daily net assets and, under both plans, the fees are used to pay the distributor for certain distribution-related expenses and shareholder services. Common Shares of each ABN AMRO Fund do not have any Rule 12b-1 fees.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     This section will help you compare the investment objectives and policies of each ABN AMRO Fund with its corresponding Alleghany Fund. Please be aware that this is only a brief discussion. More complete information may be found in the ABN AMRO Funds' and Alleghany Funds' Prospectuses.

ALL FUNDS

     Each Alleghany Fund's investment objective is fundamental and may not be changed without shareholder approval. Each ABN AMRO Fund's investment objective is not fundamental and can be changed without shareholder approval.

ABN AMRO FIXED INCOME FUND -- ALLEGHANY BOND FUND

     The investment objective of the ABN AMRO FIXED INCOME FUND is to provide a high level of total return, relative to funds with like investment goals, from income, and to a lesser degree, capital appreciation. The Fund pursues its objective by primarily investing in debt securities, such as corporate bonds and U.S. Treasury and government agency obligations, mortgage-backed securities and asset-backed securities.

The Fund may also invest in U.S. dollar denominated debt securities of foreign issuers (e.g., Yankee bonds) and in fixed income securities rated below investment grade (commonly called "high-yield" or "junk" bonds). Investment grade securities are rated in one of the four highest rating categories by a nationally recognized rating agency. The dollar-weighted average maturity of the bonds in the Fund was 8.53 years as of May 31, 2001.

     AAAM selects securities for the Fund that it believes show improving fundamentals not yet reflected in the securities' price and broadly emphasizes all fixed income securities, including mortgage-backed, corporate and U.S. government securities, in an effort to reduce risk. Although AAAM generally focuses on investment grade securities with intermediate to long maturities, maturities may vary widely depending on AAAM's assessment of interest rate trends and other economic and market factors. AAAM selects securities for the Fund using a "top down" approach, which starts with sector selection.

     The investment objective of the ALLEGHANY BOND FUND is to provide high current income consistent with prudent risk of capital. The Fund pursues its objective by primarily investing in a broad range of intermediate-term investment-grade fixed income securities (i.e., securities rated in one of the four highest rating categories by a nationally recognized rating agency). The Fund may invest in U.S. government securities, corporate bonds, debentures and convertible debentures, zero coupon bonds, mortgage-backed securities, asset-backed securities and Yankee bonds. The dollar-weighted average maturity of the bonds in the Fund is normally between three and ten years. The Portfolio Manager selects securities for the Fund by using a "bottom up" approach. The Portfolio Manager uses a combination of quantitative and fundamental research, including risk/reward and credit risk analysis.

     SIGNIFICANT DIFFERENCES: The ABN AMRO Fixed Income Fund focuses on securities with intermediate to long-term maturities, whereas Alleghany Bond Fund focuses on securities with intermediate maturities. The Alleghany Bond Fund may, and currently does, invest in high-yield bonds, but may invest no more than 20% of its assets in such bonds. The ABN AMRO Fixed Income Fund has no such limitation, but currently does not, and does not currently expect to invest in high-yield bonds. AAAM employs a "top down" approach to managing the ABN AMRO Fixed Income Fund's assets, which starts with sector selection. The Portfolio Manager for the Alleghany Bond Fund uses a "bottom up" approach, which emphasizes macro-economic factors of individual issuers.

     The Alleghany Bond Fund has adopted a fundamental policy (a policy that cannot be changed without prior shareholder approval) that prohibits it from engaging in short sales or purchasing securities on margin. The ABN AMRO Fixed Income Fund has not adopted such a policy. The ABN AMRO Fixed Income Fund may sell securities short and maintain a short position in forward currency exchange transactions. The Alleghany Bond Fund has adopted a fundamental policy that prohibits it from investing in securities for the purpose of exercising control. The ABN AMRO Fixed Income Fund has not adopted such a policy, but normally does not invest for the purpose of exercising control.

     The Alleghany Bond Fund has adopted a fundamental policy that prohibits it from investing in puts, calls, straddles or combinations thereof (i.e., options). The ABN AMRO Fixed Income Fund has not adopted such a fundamental policy, but has adopted a non-fundamental policy that limits its investments in options positions to 10% of the Fund's assets. Both Funds may enter into futures contracts, although the ABN AMRO Fixed Income Fund has adopted a non-fundamental policy that restricts its investments in futures contracts to less than 20% of its assets. The Alleghany Bond Fund has adopted a fundamental policy that prohibits it from investing more than 5% of its total assets in securities of companies that are less than three years old; the ABN AMRO Fixed Income Fund has not adopted such a policy.

ABN AMRO BALANCED FUND -- ALLEGHANY BALANCED FUND

     The investment objective of the ABN AMRO BALANCED FUND is to provide favorable total rate of return through current income and capital appreciation consistent with preservation of capital. The Fund pursues its investment objective by investing in equity securities, bonds and cash. The Fund may also invest in U.S. dollar denominated securities of foreign issuers (e.g., Yankee bonds) and high-yield bonds. The Fund invests at least 25% of its total assets in senior fixed income securities (i.e., a security with a claim on the issuer's assets that would be paid before the issuer's other obligations in the event of bankruptcy). AAAM allocates the Fund's assets among common and preferred stocks of domestic companies, convertible securities, corporate bonds, U.S. government obligations and mortgage-backed securities. AAAM focuses the Fund's investment in fixed income securities on investment grade securities rated in one of the four highest rating categories by a nationally recognized rating agency (commonly called "investment grade"). Although AAAM focuses on bonds with intermediate maturities, maturities may vary widely depending on AAAM's assessment of interest rate trends and other economic and market factors. AAAM employs a "top down" approach to managing the ABN AMRO Balanced Fund's fixed income assets, which starts with sector selection. The dollar-weighted average maturity of the fixed income securities in the Fund was 8.57 years as of May 31, 2001. AAAM allocates the Fund's equity investments between growth and value style stocks, focusing on large cap growth companies (market capitalization generally greater than $1 billion). AAAM uses a "bottom-up" approach to selecting equity investments for the Fund.

     The investment objective of the ALLEGHANY BALANCED FUND is to provide growth of capital with current income by investing in a combination of equity and fixed income securities. The Fund pursues its investment objective by generally investing between 40% and 70% of its assets in equity securities, and between 30% and 60% of its assets in fixed income securities. The Fund's fixed income investments may include U.S. government securities, corporate bonds, debentures and convertible debentures, zero-coupon bonds, mortgage-backed securities, asset-backed securities, and Yankee bonds. The dollar-weighted average maturity of the bonds in the Fund is normally between three and ten years. The Fund's asset allocation varies according to Chicago Capital's assessment of which asset class offers the greatest potential for growth. The Portfolio Manager diversifies the Fund's investments among a variety of industries.

     The Portfolio Manager invests the Fund's assets in either dividend paying or non-dividend paying equity securities that offer growth or income potential. The Portfolio Manager uses a "bottom-up" approach in selecting equity securities for the Fund and invests in a combination of securities that offer potential for growth and/or income, including primarily large-cap (market capitalization greater than $3 million) dividend and non-dividend paying common stocks, preferred stocks and convertible securities. The Portfolio Manager identifies stocks of companies with the following characteristics compared to the S&P 500 Index averages: higher sales and operating earnings growth, more stable earnings growth rates, lower debt-to-capital ratio and higher return on equity. The Portfolio Manager also considers other factors such as the quality of company management and the strength of the company's position among its competitors in selecting stocks. The Portfolio Manager uses a combination of quantitative and fundamental research, including risk/reward and credit risk analysis, in choosing primarily investment grade fixed income securities.

     SIGNIFICANT DIFFERENCES: The fixed income portion of the ABN AMRO Balanced Fund focuses on securities with intermediate to long-term maturities, whereas the fixed income portion of the Alleghany Balanced Fund focuses on securities with intermediate maturities. The equity portion of the ABN AMRO Balanced Fund focuses on issuers with a market capitalization generally greater than $1 billion. The equity portion of the Alleghany Balanced Fund focuses on issues with a market capitalization generally greater than $3 billion. The Alleghany Balanced Fund may, and currently does, invest in high-yield bonds, but may invest no more than 20% of its assets in such bonds. The ABN AMRO Fixed Income Fund has no such limitation, but currently does not, and does not currently expect to, invest in high-yield bonds. In addition, for the fixed income portion of the ABN AMRO Balanced Fund, AAAM employs a "top down" approach to managing the Fund's assets, which starts with sector selection. The Portfolio Manager for the Alleghany Balanced Fund uses a "bottom up" approach to selecting equity and fixed income investments for the Fund which, emphasizes macro-economic factors of individual issuers.

     The Alleghany Balanced Fund has adopted a fundamental policy that prohibits it from engaging in short sales or purchasing securities on margin. The ABN AMRO Balanced Fund has not adopted such a policy. The Fund may sell securities short and maintain a short position in forward currency exchange transactions. The Alleghany Balanced Fund has adopted a fundamental policy that prohibits it from investing in securities for the purpose of exercising control. The ABN AMRO Balanced Fund has not adopted such a policy, but normally does not invest for the purpose of exercising control. The Alleghany Balanced Fund has adopted a fundamental policy that prohibits it from investing in puts, calls, straddles or combinations thereof (i.e., options). The ABN AMRO Balanced Fund has not adopted such a fundamental policy, but has adopted a non-fundamental policy that limits its investments in options positions to 10% of the Fund's assets. Both Funds may enter into futures contracts, although the ABN AMRO Balanced Fund has adopted a non-fundamental policy that restricts its investments in futures contracts to less than 20% of its assets. The Alleghany Balanced Fund has adopted a fundamental policy that prohibits it from investing more than 5% of its total assets in securities of companies that are less than three years old; the ABN AMRO Balanced Fund has not adopted such a policy.

ABN AMRO TAX-EXEMPT FIXED INCOME FUND -- ALLEGHANY MUNICIPAL BOND FUND

     The investment objective of the ABN AMRO TAX-EXEMPT FIXED INCOME FUND is to provide a high level of total return, relative to funds with like investment goals, from income, consistent with preservation of capital. The Fund pursues its investment objective by primarily investing in debt securities and investing at least 80% of its assets in securities that pay income exempt from Federal income and alternative minimum taxes. The Fund may invest in issuers located in any U.S. State, territory or possession. The dollar-weighted average maturity of the bonds in the Fund was 9.50 years as of May 31, 2001.

     AAAM varies the Fund's concentration of investments among regions based on its analysis of market conditions and seeks to take advantage of economic developments. AAAM selects investments for the Fund by focusing on securities of municipal issuers with improving credit, while limiting risk as much as possible. Although AAAM focuses on investment grade securities with intermediate to longer-term maturities, maturities may vary widely depending on AAAM's assessment of interest rate trends and other economic and market factors.

     The investment objective of the ALLEGHANY MUNICIPAL BOND FUND is to provide a high level of current interest income exempt from Federal income tax consistent with preservation of capital by primarily investing in intermediate-term municipal securities. The Fund pursues its investment objective by investing 80% or more of its total assets in municipal fixed income securities such as revenue bonds, insured bonds, general obligation bonds and government-guaranteed escrow bonds.

     The Portfolio Manager selects securities for the Fund that are typically investment grade and diversified among a broad range of states, sectors and issues. The Fund strives to maintain a dollar-weighted average maturity of between three and ten years, an intermediate duration (i.e., between four to eight years) and average quality of AA to A.

     SIGNIFICANT DIFFERENCES: The ABN AMRO Tax-Exempt Fixed Income Fund focuses on securities with intermediate to long-term maturities, whereas Alleghany Municipal Bond Fund focuses on securities with intermediate maturities.

     The Alleghany Municipal Bond Fund has adopted a fundamental policy that prohibits it from engaging in short sales or purchasing securities on margin. The ABN AMRO Tax-Exempt Fixed Income Fund has not adopted such a policy. The ABN AMRO Tax-Exempt Fixed Income Fund may sell securities short and maintain a short position in forward currency exchange transactions. The Alleghany Municipal Bond Fund has adopted a fundamental policy that prohibits it from investing in securities for the purpose of exercising control. The ABN AMRO Tax-Exempt Fixed Income Fund has not adopted such a policy, but normally does not invest for the purpose of exercising control. The Alleghany Municipal Bond Fund has adopted a fundamental policy that prohibits it from investing in puts, calls, straddles or combinations thereof (i.e., options). The ABN AMRO Tax-Exempt Fixed Income Fund has not adopted such a fundamental policy, but has adopted a non-fundamental policy that limits its investments in options positions to 10% of the Fund's assets. Both Funds may enter into futures contracts, although the ABN AMRO Tax-Exempt Fixed Income Fund has adopted a non-fundamental policy that restricts its investments in futures contracts to less than 20% of its assets. The Alleghany Municipal Bond Fund has adopted a fundamental policy that prohibits it from investing more than 5% of its total assets in securities of companies that are less than three years old; the ABN AMRO Tax-Exempt Fixed Income Fund has not adopted such a policy.

INVESTMENT RISKS

ABN AMRO FIXED INCOME FUND -- ALLEGHANY BOND FUND

     An investment in the ABN AMRO FIXED INCOME FUND is subject to the risks of investing in bonds and other fixed income securities. The prices of bonds and other fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in the actual or perceived creditworthiness of individual issuers. Fixed income securities generally decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund's investments in high-yield bonds involve greater risk of default or price declines than investment-grade bonds as a result of changes in interest rates, credit quality and stock market activity. Also, the trading market for high-yield bonds is generally less liquid than for higher rated securities. As a result, high-yield bonds are more volatile than investment grade bonds, since the prospects for repayment of principal and interest are more speculative. Generally, shorter-term securities and higher quality securities are less volatile, but usually have lower yields. In contrast, longer-term securities and lower quality securities are more volatile, but typically have higher yields.

     The Fund's investments in mortgage-backed securities are sensitive to changes in interest rates and the possibility of prepayment of the underlying mortgage loans. The possibility of prepayment may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and therefore it may be difficult to assess volatility of these securities. If a mortgage-backed security is pre-paid, the Fund may be forced to reinvest in a more expensive security with a lower yield, which may affect the Fund's performance.

     An investment in the ALLEGHANY BOND FUND is subject to the risk that as interest rates rise, bond prices will fall and the longer the maturity of a bond, the more sensitive is the bond's price to changes in interest rates. In addition, an issuer of a security in the Fund's portfolio may not be able to make principal and interest payments on a bond issue. The price of a bond is affected by an issuer's credit quality, which in turn is dependent on an issuer's financial condition and general economic conditions. The Fund's below investment-grade (high-yield) securities are more risky than investment-grade securities. An investment in the Fund is also subject to the risk that the underlying mortgages on the Fund's mortgage-backed security investments are prepaid early, thereby forcing the Fund to reinvest the proceeds in lower yield, higher priced securities, which could reduce the Fund's total return.

     SIGNIFICANT RISK DIFFERENCES: The ABN AMRO Fixed Income Fund does not currently invest in high-yield bonds, whereas the Alleghany Bond Fund currently does. The Alleghany Bond Fund, therefore, has greater exposure to the risks of investing in high-yield bonds as compared to the ABN AMRO Fixed Income Fund. Also, the ABN AMRO Fixed Income Fund generally invests in securities with longer maturities than the Alleghany Fund, thereby increasing its exposure to the risk that changes in interest rates will cause the security's price to fall.

ABN AMRO BALANCED FUND -- ALLEGHANY BALANCED FUND

     An investment in the ABN AMRO BALANCED FUND is subject to the risk that its allocation of assets between stocks and fixed income securities may underperform other allocations. The Fund's equity investments are also subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. In addition, growth stocks may be more volatile than other stocks and may underperform value-style stocks or the equity markets as a whole. The Fund's bond and other fixed income investments are subject to changes in interest rates and changes in the credit quality of issuers. Investments in higher yield bonds involve greater risk than investments in investment-grade bonds. The market prices of high-yield bonds can change significantly due to changes in interest rates, credit quality and stock market activity. In addition, the trading market for high-yield bonds is less liquid than for higher rated securities. Generally, shorter-term securities and higher quality securities are less volatile, but usually have lower yields. In contrast, longer-term securities and lower quality securities are more volatile, but typically have higher yields.

     The Fund's investments in mortgage-backed securities are sensitive to changes in interest rates and the possibility of prepayment of the underlying mortgage loans. The possibility of prepayment may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and therefore it may be difficult to assess volatility of these securities. If a mortgage-backed security is pre-paid, the Fund may be forced to reinvest in a more expensive security with a lower yield, which may affect the Fund's performance.

     An investment in the ALLEGHANY BALANCED FUND is subject to the risk that as interest rates rise, bond prices will fall and the longer the maturity of a bond, the more sensitive is the bond's price to changes in interest rates. In addition, an issuer of a security in the Fund's portfolio may not be able to make principal and interest payments on a bond issue. The price of a bond is affected by an issuer's credit quality, which in turn is dependent on an issuer's financial condition and general economic conditions. The Fund's below investment-grade (high-yield) securities are more risky than investment-grade securities. An investment in the Fund also is subject to the risk that, as a group, growth stocks may go through periodic cycles of outperforming and underperforming the general stock market and during periods of growth stock underperformance, the Fund's performance may suffer. The Fund's equity investments are also subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day.

     SIGNIFICANT RISK DIFFERENCES: The ABN AMRO Balanced Fund does not currently invest in high-yield bonds, whereas the Alleghany Balanced Fund does. The Alleghany Balanced Fund, therefore, has greater exposure to the risks of investing in high-yield bonds as compared to the ABN AMRO Balanced Fund. Also, the fixed income portion of the ABN AMRO Balanced Fund is generally invested in securities with longer maturities than the Alleghany Fund, thereby increasing its exposure to the risk that changes in interest rates will cause the security's price to fall. The equity portion of each Fund may focus on issuers with slightly different market capitalization levels. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies.

ABN AMRO TAX-EXEMPT FIXED INCOME FUND -- ALLEGHANY MUNICIPAL BOND FUND

     An investment in the ABN AMRO TAX-EXEMPT FIXED INCOME FUND is subject to the risks of investing in bonds and other fixed income securities. The prices of bonds and other fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in the actual or perceived creditworthiness of individual issuers. Fixed income securities generally decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Generally, shorter-term securities and higher quality securities are less volatile, but usually have lower yields. In contrast, longer-term securities and lower quality securities are more volatile, but typically have higher yields.

     An investment in the Fund also is subject to the risks of investing in municipal issuers. The ability of a municipal issuer to repay principal and make interest payments may be affected by economic or political changes. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the ability of an issuer to repay principal and make interest payments and thus may affect the value of the Fund's municipal securities. In addition, Constitutional or legislative limits on borrowing by municipal issuers may decrease the supply of municipal securities. Finally, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes or other specific revenue sources.

     An investment in the ALLEGHANY MUNICIPAL BOND FUND is subject to the risk that as interest rates rise, bond prices will fall and the longer the maturity of a bond, the more sensitive is the bond's price to changes in interest rates. In addition, an issuer of a security in the Fund's portfolio may not be able to make principal and interest payments on a bond issue. The price of a bond is affected by an issuer's credit quality, which in turn is dependent on an issuer's financial condition and general economic conditions. Municipal securities are backed by the entities that issue them and/or other revenue streams, and like other fixed income securities, municipal securities are affected by changes in interest rates and the credit rating or financial condition of the issuer.

     SIGNIFICANT RISK DIFFERENCES: The ABN AMRO Tax-Exempt Fixed Income Fund generally invests in securities with longer maturities than the Alleghany Municipal Bond Fund, thereby increasing its exposure to the risk that changes in interest rates will cause the security's price to fall.

THE FUNDS' PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

PURCHASE PROCEDURES

     Alleghany Funds. Class N Shares may be purchased directly from Alleghany by mail, phone, wire or internet. Class N Shares may also be purchased through broker-dealers, banks and trust departments. The minimum initial purchase requirement is $2,500 for regular accounts, $500 for individual retirement accounts, and $500 for custodial accounts for minors. Shares purchased through regular deductions from a checking account (i.e., Automatic Investment Plan) may be purchased for a minimum investment of $50 per month.

     Alleghany Fund shares may be purchased on any business day at a price per share equal to the net asset value ("NAV") next determined after Alleghany receives a purchase order and payment. The NAV of each Alleghany Fund is calculated once each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time). The NAV per share is calculated by dividing the total market value of each Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund.

     ABN AMRO Funds. Common Shares may be purchased directly from the ABN AMRO Trust by mail, telephone or wire. Common Shares may also be purchased through a variety of channels, including wrap programs, retirement plans, discount brokerage programs, and through various brokerage firms and financial institutions that are authorized to sell Common Shares (intermediaries). Investor Shares may be purchased only through intermediaries. The minimum initial purchase requirement is $2,000; the minimum subsequent purchase requirement is $100. Shares purchased through regular deductions from a checking account (i.e., Automatic Investment Plan) may be purchased for a minimum investment of $50 per month.

     ABN AMRO Fund shares may be purchased on any business day at a price per share equal to the NAV next determined after the ABN AMRO Trust receives a purchase order and payment. The NAV of each ABN AMRO Fund is calculated once each business day as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). The NAV per share is calculated by dividing the total market value of each Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund.

EXCHANGE PRIVILEGES

     Alleghany Funds. Shareholders may exchange shares of one Alleghany Fund for shares of another Alleghany Fund within the same class of shares. Exchanges may be made by mail, internet or telephone (if the shareholder has selected this option) on any business day. Shareholders may submit exchange requests directly to Alleghany or though their intermediaries. The exchange price is the next NAV determined after Alleghany receives the exchange request. Alleghany Funds reserve the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders.

     ABN AMRO Funds. Shareholders may exchange shares of one ABN AMRO Fund for shares of another ABN AMRO Fund within the same class of shares. Exchanges may be made by mail or telephone (if the shareholder has selected this option) on any business day. Common shareholders may submit exchange requests directly to the ABN AMRO Trust or through their intermediaries. Investor shareholders transact only through their intermediaries. The exchange price is the next NAV determined after the ABN AMRO Trust receives the exchange request. The ABN AMRO Trust may require a written exchange request with a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient) for any exchanges of more than $50,000. The ABN AMRO Trust may change or cancel the exchange privilege at any time upon 60 days' notice to shareholders.

REDEMPTION PROCEDURES

     Alleghany Funds. Shareholders may redeem shares on any business day by mail, telephone or internet. The redemption price will be the next NAV determined after Alleghany receives the redemption request. Shareholders may submit redemption requests directly to Alleghany or through their intermediaries. Redemptions may also be made through a Systematic Withdrawal Plan in amounts of $50 or more from any Fund. The Systematic Withdrawal Plan requires that a shareholder's account have a value of $50,000 or more. If a shareholder's account balance drops below $50 due to redemptions, including redemptions made through a Systematic Withdrawal Plan, Alleghany Funds may require the shareholder to redeem his/her remaining shares. However, the shareholder will be given at least 30 days' written notice to give him/her time to add to his/her account and avoid an involuntary redemption.

     If the redemption request exceeds $50,000, the address of record has changed within the last 30 days, or the shareholder requests that proceeds be sent to an address or an account that is different from the address that Alleghany has on its records, Alleghany requires a written redemption request with a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient).

     ABN AMRO Funds. Shareholders may redeem shares on any business day by mail, wire or telephone. The redemption price will be the next NAV determined after the ABN AMRO Fund receives the redemption request. Common shareholders may submit redemption requests directly to the ABN AMRO Trust or through their intermediaries. Investor shareholders may transact only through their intermediaries. Redemptions may also be made through a Systematic Withdrawal Plan in amounts of $50 or more from any Fund. The Systematic Withdrawal Plan requires that a shareholder's account have a value of $50,000 or more. If a shareholder's account balance drops below $2,000 due to redemptions, including redemptions made through a Systematic Withdrawal Plan, ABN AMRO Funds may require the shareholder to redeem his/her remaining shares. However, the shareholder will always be given at least 60 days' written notice to give him/her time to add to his/her account and avoid an involuntary redemption.

     If the redemption request exceeds $50,000 or if the shareholder requests that proceeds be sent to an address or an account that is different from the address that ABN AMRO Trust has on its records, then ABN AMRO Trust may require a written redemption request with a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient).

REDEMPTIONS IN KIND

     Alleghany Funds. Alleghany has elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Because larger redemptions may be detrimental to existing shareholders, Alleghany reserves the right to make higher payments in the form of certain marketable securities (a redemption in kind).

     ABN AMRO Funds. The ABN AMRO Trust has also elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. In-kind redemptions generally will only occur under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders).

     A redemption in kind will consist of securities equal in value to a shareholder's shares. In the event that a redemption in kind were made, shareholders would probably have to pay brokerage costs to sell the securities distributed to them, as well as taxes on any gain from the sale.

DIVIDEND POLICIES

     Alleghany Funds. The Alleghany Balanced Fund declares and distributes income dividends quarterly. The Alleghany Bond Fund declares and distributes income dividends monthly. The Alleghany Municipal Bond Fund declares income dividends daily and distributes income dividends monthly. The Alleghany Funds distribute capital gains, if any, once a year in December. Shareholders will receive dividends and distributions in the form of additional shares unless they have elected to receive payment in cash.

     ABN AMRO Funds. The ABN AMRO Funds declare and distribute income dividends monthly and distribute capital gains, if any, at least annually. Shareholders will receive dividends and distributions in the form of additional shares unless they have elected to receive payment in cash.

INFORMATION RELATING TO THE REORGANIZATION

     DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Agreement found in Exhibit A. The Reorganization Agreement provides for the Reorganization with respect to the Funds to occur on or about September 15, 2001.

     The Reorganization Agreement provides that all of the assets and certain stated liabilities of each ABN AMRO Fund will be transferred to the corresponding Alleghany Fund at 8:00 a.m. Eastern time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, Alleghany will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional Class N shares of each Alleghany Fund to its corresponding ABN AMRO Fund equal in value to the last net asset value of that ABN AMRO Fund calculated before the Effective Time of the Reorganization.

     Following the transfer of assets and liabilities in exchange for Alleghany Fund shares, each ABN AMRO Fund will distribute, in complete liquidation pro rata to its shareholders of record, all the shares of the corresponding Alleghany Funds so received to its shareholders. Shareholders of each ABN AMRO Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the applicable class of the corresponding Alleghany Fund with the same aggregate value as the shareholder had in the ABN AMRO Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of the ABN AMRO Funds' shareholders on the share records of the Alleghany Funds' transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Alleghany Funds due to the shareholders of the corresponding ABN AMRO Funds. Each ABN AMRO Fund then will be terminated. The Alleghany Funds do not issue share certificates to shareholders. Shares of the Alleghany Funds to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by the ABN AMRO Funds' shareholders.

     The Reorganization Agreement contains customary representations, warranties and conditions. The Reorganization Agreement provides that the consummation of the Reorganization with respect to an ABN AMRO Fund and its corresponding Alleghany Fund is conditioned upon, among other things: (i) approval of the Reorganization by the ABN AMRO Fund's shareholders; (ii) the receipt by the ABN AMRO Trust and Alleghany of a tax opinion to the effect that the Reorganization will be tax-free to the ABN AMRO Funds, their shareholders and the Alleghany Funds; and (iii) receipt by the ABN AMRO Trust and Alleghany of an order from the SEC permitting the Reorganization. The Reorganization Agreement may be terminated with respect to an ABN AMRO Fund and its corresponding Alleghany Fund if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board of Trustees of the ABN AMRO Trust or Alleghany determines that the Reorganization is not in the best interest of the shareholders of the ABN AMRO Fund or the Alleghany Fund, respectively.

     COSTS OF REORGANIZATION. The ABN AMRO Funds' reorganization expenses will be paid by AAAM and/or its affiliates. The Alleghany Funds' reorganization expenses will be paid by Chicago Capital and/or its affiliates. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) brokerage costs of any necessary rebalancing of the Funds' investment portfolios.

     FEDERAL INCOME TAXES. Each combination of an ABN AMRO Fund and its corresponding Alleghany Fund in the Reorganization is intended to qualify for U.S. Federal income tax purposes as a separate tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the ABN AMRO Funds nor their shareholders will recognize gain or loss as a result of the Reorganization; the tax basis of the Alleghany Fund shares received will be the same as the basis of the ABN AMRO Fund shares exchanged; and the holding period of the Alleghany Fund shares received will include the holding period of the ABN AMRO Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the ABN AMRO Trust and Alleghany will receive an opinion from counsel to the ABN AMRO Trust to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

     The sale of securities by the ABN AMRO Funds before the reorganization, whether in the ordinary course of business or in anticipation of the reorganization, could result in a taxable capital gains distribution before the reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of the reorganization to them, including foreign, state and local tax consequences.

     CAPITALIZATION. The following table sets forth as of May 31, 2001: (i) the unaudited capitalization of each Alleghany Fund; (ii) the unaudited capitalization of each ABN AMRO Fund; and (iii) the unaudited PRO FORMA combined capitalization of the Alleghany Funds assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase and redemption activity.

                                                                   NET ASSET VALUE
FUND                                               NET ASSETS         PER SHARE      SHARES OUTSTANDING
----                                             ---------------   ---------------   ------------------
ABN AMRO Fixed Income Fund
  Common Shares................................  $199,902,786.53       $ 9.92          20,150,829.720
  Investor Shares..............................  $    243,949.27       $ 9.98              24,443.530
                                                 ---------------       ------          --------------
          Total................................  $200,146,735.80                       20,175,273.250
                                                 ---------------                       --------------
Chicago Trust Bond -- N Class..................   136,316,710.69       $ 9.97          13,675,549.240
                                                 ---------------       ------          --------------
Pro Forma -- Alleghany Bond Fund Class N
  Shares.......................................  $336,463,446.49       $ 9.97          33,754,646.856
                                                 ===============       ======          ==============
ABN AMRO Balanced Fund
  Common Shares................................  $ 72,300,086.73       $ 9.96           7,258,298.020
  Investor Shares..............................  $  2,173,463.99       $ 9.98             217,865.390
                                                 ---------------       ------          --------------
          Total................................  $ 74,473,550.72                        7,467,163.410
                                                 ---------------                       --------------
Chicago Trust Balanced -- N Class..............  $293,750,102.38       $12.17          24,127,928.930
                                                 ---------------       ------          --------------
Pro Forma -- Alleghany Balanced Fund Class N
  Shares.......................................  $368,223,653.10       $12.17          30,245,007.782
                                                 ===============       ======          ==============
ABN AMRO Tax-Exempt Fixed Income Fund
  Common Shares................................  $ 25,656,030.51       $10.47           2,450,231.430
  Investor Shares..............................  $    257,405.73       $10.45              24,643.140
                                                 ---------------       ------          --------------
          Total................................  $ 25,913,436.24                        2,474,874.570
                                                 ---------------                       --------------
Chicago Trust Municipal Bond Fund -- N Class...  $ 20,718,338.42       $10.16           2,039,485.630
                                                 ---------------       ------          --------------
Pro Forma -- Alleghany Municipal Bond Fund
  Class N Shares...............................  $ 46,631,774.66       $10.16           4,590,369.768
                                                 ===============       ======          ==============

                         REASONS FOR THE REORGANIZATION

     The performance of the Alleghany Funds generally has been better than that of the ABN AMRO Funds, and the net expenses of the Alleghany Funds are competitive with those of the corresponding ABN AMRO Funds. Management of ABN AMRO Funds believes that the shareholders of the ABN AMRO Funds would benefit from the larger asset base, increased product array and anticipated economies of scale that are expected to result from the Reorganization.

     At a meeting held on April 23, 2001, the Board of Trustees of the ABN AMRO Trust determined that the proposed Reorganization would be in the best interests of each ABN AMRO Fund and that the interests of the existing ABN AMRO Fund shareholders would not be diluted as a result of the Reorganization. Before approving the Reorganization, the Board examined factors that it considered relevant, including information regarding comparative expense ratios and Rule 12b-1 fees. The Board also compared other aspects of the Alleghany Funds and the ABN AMRO Funds, including relative performance information, the compatibility of the Funds' investment objectives, the continuing viability of each class and Fund, the potential for improved economies of scale, and the Funds' service features, including the fact that ABN AMRO Fund shareholders will be able to use exchange privileges as part of a larger and more diverse family of mutual funds. The Board examined the terms of the Reorganization Agreement, including the fact that AAAM and/or its affiliates would bear the Funds' costs associated with the Reorganization and that the Reorganization is expected to qualify as a tax-free transaction. BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH ABN AMRO FUND VOTE FOR APPROVAL OF THE REORGANIZATION.

                               SHAREHOLDER RIGHTS

ALLEGHANY FUNDS

     General. Alleghany is an open-end management investment company established as a Delaware business trust pursuant to a Trust Instrument dated September 8, 1993. Alleghany is also governed by its By-Laws and applicable Delaware law.

     Shares. Alleghany is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, Alleghany consists of over 25 separate investment series offering up to five classes of shares: Class N Shares, Class I Shares, Class S Shares, Class Y Shares and Class YS Shares. The five classes differ with respect to minimum investment requirements, distribution fees and shareholder servicing costs, as set forth in the prospectuses. The shares of the Alleghany Funds have no preference as to conversion features, exchange privileges or other attributes, and have no preemptive rights.

     Voting Rights. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series or class, except that:
(i) when so required by the 1940 Act, then shares are voted in the aggregate and not by individual series or class; and (ii) when the trustees of Alleghany have determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class are entitled to vote.

     Shareholder Meetings. Alleghany is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called at any time by the trustees or on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

     Election and Term of Trustees. The Alleghany Funds' affairs are supervised by the trustees under the laws governing business trusts in the State of Delaware. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Under Alleghany's By-Laws, trustees hold office until the end of the Alleghany Funds' fiscal year in which the trustee attains 72 years of age, until their successors are duly elected and qualified, or until their death, removal or resignation. A trustee may be removed at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal or by a vote of shareholders owning at least two-thirds of the outstanding shares.

     Shareholder Liability. Pursuant to Delaware law and Alleghany's Trust Instrument, shareholders of the Alleghany Funds generally are not personally liable for the acts, omissions or obligations of the trustees or Alleghany.

     Trustee Liability. Pursuant to Delaware law and Alleghany's Trust Instrument, trustees are not personally liable to any person other than Alleghany and the shareholders for any act, omission or obligation of Alleghany or another trustee. Pursuant to Alleghany's Trust Instrument, trustees are not personally liable for any act or omission he or she takes while acting as a trustee or for any act or omission of any other person or party, except that trustees are not protected against liability to Alleghany or to shareholders resulting from his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved as a trustee. Alleghany generally indemnifies trustees against all liabilities and expenses incurred by reason of being a trustee, except for liabilities and expenses arising from the trustee's willful misfeasance, gross negligence or reckless disregard of his or her duties as a trustee.

ABN AMRO FUNDS

     General. The ABN AMRO Trust is an open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated September 17, 1992. The ABN AMRO Trust is also governed by its By-Laws and applicable Massachusetts law.

     Shares. The ABN AMRO Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the ABN AMRO Trust consists of eighteen separate investment series offering up to four classes of shares: Common Shares, Investor Shares, Institutional Shares and Institutional Service Shares. The four classes differ with respect to minimum investment requirements, distribution fees and shareholder servicing costs, as set forth in the prospectuses. The shares of each Fund have no preference as to conversion features, exchange privileges or other attributes, and have no preemptive rights.

     Voting Rights. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series or class, except that:
(i) when so required by the 1940 Act, then shares are voted in the aggregate and not by individual series or class; and (ii) when the trustees of Alleghany have determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class are entitled to vote.

     Shareholder Meetings. The ABN AMRO Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called at any time by the trustees or by shareholders holding at least 10% of the shares then outstanding.

     Election and Term of Trustees. The ABN AMRO Trust's affairs are supervised by the trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office for a term of eight years, until their successors are duly elected and qualified, or until their death, removal or resignation. A trustee may be removed at any time by a vote of the majority of trustees then in office or by a vote of shareholders holding a majority of the shares entitled to vote.

     Shareholder Liability. Pursuant to the ABN AMRO Trust's Declaration of Trust, shareholders of the ABN AMRO Funds are not personally liable for the acts, omissions or obligations of the trustees or the ABN AMRO Trust.

     Trustee Liability. The Trustees generally are not personally liable for any obligation of the ABN AMRO Trust. The ABN AMRO Trust will indemnify its trustees against all liabilities and expenses, except for those arising from the trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                             ---------------------

     The foregoing is only a summary of certain rights of shareholders of Alleghany and the ABN AMRO Trust under their governing charter documents, by-laws and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

         MORE INFORMATION ABOUT ALLEGHANY FUNDS AND THE ABN AMRO FUNDS

     Information concerning the operation and management of the Alleghany Funds is included in the current prospectus relating to the Alleghany Funds, which is incorporated herein by reference and a copy of which accompanies this Proxy Statement/Prospectus. Additional information about the Alleghany Funds is included in the Statement of Additional Information for the Alleghany Funds dated March 1, 2001 as amended May 15, 2001, which is available upon request and without charge by calling 1-800-992-8151.

     Information about the ABN AMRO Funds is included in the current prospectuses relating to those Funds dated May 1, 2001, which are incorporated by reference herein. Additional information is included in the Statement of Additional Information of ABN AMRO Funds dated May 1, 2001, which is available upon request and without charge by calling 1-800-443-4725. The ABN AMRO Funds' current prospectuses and Statement of Additional Information have been filed with the SEC.

     The Alleghany Funds and ABN AMRO Funds are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549.

     Interest of Certain Persons in the Reorganization. ABN AMRO North America Holding Company may be deemed to have an interest in the Reorganization because certain of its subsidiaries provide investment advisory services to the Alleghany Funds and the ABN AMRO Funds pursuant to advisory agreements with the Funds. Future growth of the Alleghany Funds can be expected to increase the total amount of fees payable to these subsidiaries and to reduce the number of fees required to be waived to maintain total fees of the Funds at agreed upon levels.

     Fiscal Year End and Financial Statements. The fiscal year end of each ABN AMRO Fund is December 31. The fiscal year end of each Alleghany Fund is October 31.

     The financial statements of the Alleghany Funds are contained in Alleghany's annual report to shareholders for the fiscal year ended October 31, 2000 and have been audited by KPMG LLP, their independent auditor. These financial statements for the Alleghany Funds are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the participating Alleghany Funds, and not to any other Funds that are part of Alleghany and described therein.

     The financial statements of the ABN AMRO Funds contained in the ABN AMRO Funds' Annual Report to shareholders for the fiscal year ended December 31, 2000 have been audited by Ernst & Young LLP, their independent auditor. These financial statements are incorporated by reference into this Proxy Statement/Prospectus. The ABN AMRO Funds and Alleghany Funds each will furnish, without charge, a copy of their most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the ABN AMRO Funds at 4400 Computer Drive, Westborough, Massachusetts 01581 or by calling 1-800-443-4725 and to Alleghany at P.O. Box 5164, Westborough, Massachusetts 01581 or by calling 1-800-992-8151.

     THE BOARD OF TRUSTEES OF THE ABN AMRO TRUST RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                                 VOTING MATTERS

     General Information. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the ABN AMRO Trust. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Alleghany and the ABN AMRO Trust may also solicit proxies by telephone, facsimile, Internet or in person. The cost of solicitation will be borne by AAAM and/or its affiliates.

     Voting Rights and Required Vote. Shareholders of the ABN AMRO Funds are entitled to one vote for each full share held and fractional votes for fractional shares. A majority of the shares of a Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization with respect to each ABN AMRO Fund requires the vote of a majority of the shares entitled to vote on the approval. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the ABN AMRO Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. The proposed Reorganization of the ABN AMRO Funds will be voted upon separately by the shareholders of the respective Funds. The consummation of each Fund's Reorganization is not conditioned on the approval of the Reorganization by any other Fund.

     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

     If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of the Meeting, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by AAAM and/or its affiliates.

     Record Date and Outstanding Shares. Only shareholders of record of the ABN AMRO Funds at the close of business on Friday, June 29, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote:

ABN AMRO FUNDS                                           FUND SHARES
--------------                                          -------------
Fixed Income Fund
  Common Shares.......................................  20,231,016.39
  Investor Shares.....................................     152,230.93
Balanced Fund
  Common Shares.......................................   7,264,726.32
  Investor Shares.....................................     205,360.74
Tax-Exempt Fixed Income Fund
  Common Shares.......................................   2,164,741.89
  Investor Shares.....................................      29,639.96

  Security Ownership of Certain Beneficial Owners and Management

     ABN AMRO Funds. As of the Record Date, the officers and Trustees of the ABN AMRO Trust as a group, beneficially owned less than 1% of the outstanding Common Shares and Investor Shares of the ABN AMRO Funds. As of the Record Date, to the best of the knowledge of the ABN AMRO Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of Common Shares or Investor Shares of the following ABN AMRO Funds:

                                                                        PERCENTAGE    TYPE OF
NAME AND ADDRESS                                     FUND/CLASS         OWNERSHIP    OWNERSHIP
----------------                                     ----------         ----------   ----------
ABN AMRO Group P9 Savings Plan..............  Balanced Fund/Common       79.522%       Record
Attn: Mutual Funds -- Star
PO Box 96211
Washington, DC 20090-6211
LaSalle National Bank As TTEE...............  Balanced Fund/Common        9.606%       Record
Omnibus A/C 00078H869
PO Box 1443
Chicago, IL 60690-1443
National Financial Services.................  Balanced Fund/Investor     19.940%       Record
Attn: Mutual Funds Dept.
5th Floor
200 Liberty St.
1 World Financial Center
New York, NY 10281
LaSalle National Bank As TTEE...............  Fixed Income Fund/Common   77.675%       Record
Omnibus A/C 00078H109
PO Box 1443
Chicago, IL 60690-1443
ABN AMRO Group..............................  Fixed Income Fund/Common   17.989%       Record
PS-Savings Plan
Attn: Mutual Fund -- Star
PO Box 96211
Washington, DC 20090-6211
Carey and Company...........................  Fixed Income               83.933%       Record
                                              Fund/Investor
7 Easton Oval EA4E70
Columbus, OH 43219
Delaware Charter Cust. T....................  Fixed Income                6.066%     Beneficial
                                              Fund/Investor
IRA R/C Thomas J Odriska
6609 8 Kedvale
Chicago, IL 60629-5127
LaSalle National Bank As TTEB...............  Tax Exempt Fixed Income    94.501%       Record
Omnibus A/C 0078H505                          Fund/Common
PO Box 1443
Chicago, IL 60690-1443
National Financial Services.................  Tax Exempt Fixed Income    68.149%       Record
Attn: Mutual Funds Dept.                      Fund/Investor
5th Floor
200 Liberty St.
1 World Financial Center
New York, NY 10281
Anton Sivak.................................  Tax Exempt Fixed Income     8.671%     Beneficial
Eugenia Sivak                                 Fund/Investor
6526 S Karlou Ave.
Chicago, IL 60629-5124

                                                                        PERCENTAGE    TYPE OF
NAME AND ADDRESS                                     FUND/CLASS         OWNERSHIP    OWNERSHIP
----------------                                     ----------         ----------   ----------
Donald A. Peterson..........................  Tax Exempt Fixed Income     8.548%     Beneficial
5323 West Drummond                            Fund/Investor
Chicago, IL 60639-1514
Gloria Kokaisl..............................  Tax Exempt Fixed Income     7.237%     Beneficial
250 Village Dr.                               Fund/Investor
Apt. #351
Downers Grove, IL 60516-3050

     ABN AMRO North America Holding Company, 208 South LaSalle Street, Chicago, Illinois, 60604, is a Delaware corporation. ABN AMRO North America Holding Company's direct and indirect parents are ABN AMRO Bank N.V. and ABN AMRO Holdings N.V. Upon confirmation of the Reorganization, and based on share ownership as of the Record Date, certain affiliates of ABN AMRO North America Holding Company will own 84.71% of the Alleghany Bond Fund, 67.75% of the Alleghany Balanced Fund and 86.02% of the Alleghany Municipal Bond Fund.

     Alleghany Funds. As of the Record Date, the officers and Trustees of Alleghany as a group, beneficially owned less than 1% of the outstanding Class N Shares and Class I Shares of the Alleghany Funds, except for Mr. Stuart Bilton, who owned 5.95% of the Alleghany Municipal Bond Fund. As of the Record Date, to the best of the knowledge of Alleghany, the following persons owned of record or beneficially 5% or more of the outstanding shares of Class N Shares or Class I Shares of the Alleghany Funds:

                                                                          PERCENTAGE    TYPE OF
NAME AND ADDRESS                                      FUND/CLASS          OWNERSHIP    OWNERSHIP
----------------                                      ----------          ----------   ----------
Stetson Co...................................  Alleghany/Chicago Trust    56.956%        Record
C/O MI Trust Co.                               Balanced Fund/Class N
PO Box 2977
Milwaukee, WI 53201
Wells Fargo Bank MN NA Cust..................  Alleghany/Chicago Trust    23.775%        Record
FBO Fidelity National Financial Inc.           Balanced Fund/Class N
401(k) PSP DTD 12/15/00
PO Box 1533
Minneapolis, MN 55480
Miter Co.....................................  Alleghany/Chicago Trust    6.042%         Record
MI Trust C/O Outstanding                       Balanced Fund/Class N
PO Box 2977
Milwaukee, WI 53201-2977
Stetson Co...................................  Alleghany/Chicago Trust    43.520%        Record
C/O MI Trust Co.                               Bond Fund/Class N
PO Box 2977
Milwaukee, WI 53201
Miter Co.....................................  Alleghany/Chicago Trust    22.747%        Record
MI Trust Co/Outsourcing                        Bond Fund/Class N
PO Box 2977
Milwaukee, WI 53201-2977
Charles Schwab Co. Inc. .....................  Alleghany/Chicago Trust    5.204%         Record
Attn: Mutual Funds                             Bond Fund/Class N
101 Montgomery St.
  San Francisco, CA
  94104-4122

                                                                          PERCENTAGE    TYPE OF
NAME AND ADDRESS                                      FUND/CLASS          OWNERSHIP    OWNERSHIP
----------------                                      ----------          ----------   ----------
Davis Company................................  Alleghany/Chicago Trust    36.494%        Record
Attn: Marshall Ilsley Co.                      Bond Fund/Class I
C/O MI Trust Co/Outsourcing
PO Box 2977
Milwaukee, WI 53201-2977
Miter Co.....................................  Alleghany/Chicago Trust    36.468%        Record
MI Trust Co/Outsourcing                        Bond Fund/Class I
PO Box 2977
Milwaukee, WI 53201-2977
Stetson Co...................................  Alleghany/Chicago Trust    27.037%        Record
C/O MI Trust Co.                               Bond Fund/Class I
PO Box 2977
Milwaukee, WI 53201
Davis Company................................  Alleghany/Chicago Trust    64.281%        Record
Attn: Marshall Ilsley Co.                      Municipal Bond Fund/
C/O MI Trust Co/Outsourcing                    Class N
PO Box 2977
Milwaukee, WI 53201-2977
The Chicago Trust Company of California......  Alleghany/Chicago Trust    8.930%         Record
Omnibus Cash Sweep Account                     Municipal Bond Fund/
PO Box 121589                                  Class N
San Diego, CA 92112-1589
Stuart D. Bilton.............................  Alleghany/Chicago Trust    5.946%       Beneficial
Bette E. Bilton                                Municipal Bond Fund/
JT Ten                                         Class N
171 North Clark Street
Chicago, IL 60601
Miter Co. ...................................  Alleghany/Chicago Trust    5.105%         Record
MI Trust Co/Outsourcing                        Municipal Bond Fund/
PO Box 2977                                    Class N
Milwaukee, WI 53201-2977

     ABN AMRO North America Holding Company and/or its subsidiaries may be considered to control the ABN AMRO Funds and as a result may be able to affect the outcome of the Special Meeting of Shareholders. As of the date of this Proxy Statement/Prospectus, certain ABN AMRO affiliates owned a majority (and substantially all in most cases) of each ABN AMRO Fund's outstanding voting securities.

     Expenses. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the ABN AMRO Trust, Alleghany, AAAM, Chicago Capital and/or their affiliates or service providers at an estimated cost of approximately $50,000. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by AAAM and/or its affiliates. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

     The Board of Trustees of the ABN AMRO Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

     ABN AMRO Funds. Shareholder inquiries may be addressed to the ABN AMRO Trust in writing at the address on the cover page of this Proxy
Statement/Prospectus or by calling 1-800-443-4725.

     Alleghany Funds. Shareholder inquiries may be addressed to Alleghany in writing at P.O. Box 5164, Westborough, Massachusetts 01581 or by calling 1-800-992-8151.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARD, OR IN PERSON AT THE MEETING.

                                            By Order of the Board of Trustees,

                                            (/s/ RANDALL C. HAMPTON)

                                            Randall C. Hampton
                                            President
                                            ABN AMRO Funds

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this      day of             , 2001, by and between Alleghany Funds, a Delaware
business trust, with its principal place of business at 171 North Clark Street, Chicago, Illinois 60601 (the "Trust"), with respect to its ABN AMRO Money Market Fund, ABN AMRO Government Money Market Fund, ABN AMRO Treasury Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, ABN AMRO Value Fund, ABN AMRO Growth Fund, ABN AMRO Small Cap Fund, ABN AMRO Real Estate Fund, ABN AMRO International Equity Fund, ABN AMRO Europe Equity Growth Fund, ABN AMRO Asian Tigers Fund, ABN AMRO Latin America Equity Fund, ABN AMRO Institutional Prime Money Market Fund, and Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund and Alleghany/Chicago Trust Municipal Bond Fund (each an "Existing Acquiring Fund"), each a separate series of the Trust (each an "Acquiring Fund" and, together, the "Acquiring Funds"), and the ABN AMRO Funds, a Massachusetts business trust, with its principal place of business at 4400 Computer Drive, Westborough, Massachusetts 01581 ("ABN AMRO Funds"), with respect to its Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax-Exempt Money Market Fund, Value Fund, Growth Fund, Small Cap Fund, Real Estate Fund, International Equity Fund, Europe Equity Growth Fund, Asian Tigers Fund, Latin America Equity Fund, Institutional Prime Money Market Fund, Balanced Fund, Fixed Income Fund and Tax-Exempt Fixed Income Fund, each a separate series of ABN AMRO Funds (each a "Selling Fund" and, together the "Selling Funds" and, collectively with the Acquiring Funds, the "Funds").

     This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (i) the transfer of all of the assets of each Selling Fund in exchange for, as applicable, Class N Shares, Class I Shares, Class S Shares, Class Y Shares or Class YS Shares of beneficial interest, no par value per share, of its corresponding Acquiring Fund ("Acquiring Fund Shares") as set forth on Schedule A attached hereto; (ii) the assumption by each Acquiring Fund of the identified liabilities of each Selling Fund; and (iii) the distribution, after the Closing Dates hereinafter referred to, of the Acquiring Fund Shares to the shareholders of each Selling Fund and the liquidation of each Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, each Acquiring Fund and each Selling Fund is a separate series of the Trust and ABN AMRO Funds, respectively, and the Trust and ABN AMRO Funds are open-end, registered management investment companies and each Selling Fund owns securities that generally are assets of the character in which its corresponding Acquiring Fund is permitted to invest;

     WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

     WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to each Acquiring Fund, is in the best interests of each Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Trustees of the ABN AMRO Funds have determined that the Reorganization, with respect to each Selling Fund, is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

       TRANSFER OF ASSETS OF THE SELLING FUNDS IN EXCHANGE FOR ACQUIRING
  FUND SHARES AND THE ASSUMPTION OF SELLING FUNDS' LIABILITIES AND LIQUIDATION
                              OF THE SELLING FUNDS

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets and stated liabilities, as set forth in paragraph 1.2, to its corresponding Acquiring Fund. In exchange, each Acquiring Fund agrees: (i) to deliver to its corresponding Selling Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of the Selling Fund by (b) the ratio computed by dividing (x) the net asset value per share of each such class of the Selling Fund by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the Closing Dates provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of each Selling Fund to be acquired by its corresponding Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of such Selling Fund on its respective Closing Date.

     Each Selling Fund has provided its corresponding Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. Each Selling Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

     Each Selling Fund will, within a reasonable period of time before its respective Closing Date, furnish each Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. Each Acquiring Fund will, within a reasonable time before its respective Closing Date, furnish its corresponding Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. A Selling Fund, if requested by its Acquiring Funds, will dispose of securities on the Acquiring Fund's list before its respective Closing Date. In addition, if it is determined that the portfolios of a Selling Fund and its Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of its respective Closing Date. Notwithstanding the foregoing, nothing herein will require a Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or adviser, such disposition would adversely affect the tax-free nature of the Reorganization or would violate their fiduciary duties to the Selling Fund's shareholders.

     1.3 LIABILITIES TO BE ASSUMED. Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before its respective Closing Date. Each Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of its corresponding Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. Each Acquiring Fund shall assume only those liabilities of its corresponding Selling Fund reflected in its Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

     1.4 Prior to each Closing Date, the Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of each respective Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after its Closing Date as is conveniently practicable (the "Liquidation Date"): (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Selling Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Selling Fund before the Effective Time with respect to Selling Fund shares that are held of record by a Selling Fund Shareholder at the Effective Time on its respective Closing Date.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund's transfer agent. Shares of each Acquiring Fund will be issued simultaneously to its corresponding Selling Fund, in an amount equal in value to the net asset value of each Selling Fund's shares, to be distributed to shareholders of each Selling Fund.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of each Selling Fund is and shall remain the responsibility of the Selling Fund.

     1.9 TERMINATION. Each Selling Fund shall be terminated promptly following its respective Closing Date and the making of all distributions pursuant to paragraph 1.5.

     1.10 All books and records of each Selling Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after its respective Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following its respective Closing Date.

     1.11 Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Fund" and "Selling Fund" as meaning only those series of the Trust and ABN AMRO Funds, respectively, which are involved in the Reorganization as of the Closing Dates.

                                   ARTICLE II

                                   VALUATION

     2.1 VALUATION OF ASSETS. The value of a Selling Fund's assets to be acquired by its corresponding Acquiring Fund hereunder shall be the value of such assets on the business day immediately prior to each respective Closing Date (such time and date being hereinafter called a "Valuation Date"), using the valuation procedures set forth in the ABN AMRO Funds' Declaration of Trust and each Selling Fund's then current prospectuses and statements of additional information or such other valuation procedures as shall be mutually agreed upon by the parties. Each Acquiring Fund and Selling Fund agrees to use all commercially reasonable efforts to resolve any material differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of an Acquiring Fund and those determined in accordance with the pricing policies and procedures of its corresponding Selling Fund. Where a pricing difference results from a difference in pricing methodology, the parties will eliminate such difference by using the Acquiring Fund's methodology in valuing the Selling Funds' assets.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Trust's Trust Instrument and each Acquiring Fund's then current prospectuses and statements of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of each Acquiring Fund's shares of each class to be issued (including fractional shares, if any) in exchange for its corresponding Selling Fund's assets, shall be determined by (a) multiplying the shares outstanding of each class of the Selling Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Selling Fund of each of its classes by (y) the net asset value per share of the corresponding classes of the Acquiring Fund determined in accordance with paragraph 2.2 [(a) X
(b), where (b)=(x)4(y)]. Holders of Common Shares, Investor Shares, Institutional Shares and Institutional Service Shares of the Selling Funds will receive Class N Shares, Class I Shares, Class S Shares, Class Y Shares or Class YS Shares of the corresponding Acquiring Funds, as set forth on Schedule A attached hereto.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by PFPC, Inc.

                                  ARTICLE III

                           CLOSINGS AND CLOSING DATES

     3.1 CLOSING DATES. The closing (each a "Closing" and collectively, the "Closings") shall occur in two steps. There will be a separate closing on or about September 15, 2001 for the ABN AMRO Funds' Fixed Income Fund, Balanced Fund and Tax-Exempt Fixed Income Fund and a separate closing on or about September 22, 2001 for the ABN AMRO Funds' Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax-Exempt Money Market Fund, Value Fund, Growth Fund, Small Cap Fund, Real Estate Fund, International Equity Fund, Europe Equity Growth Fund, Asian Tigers Fund, Latin America Equity Fund, and Institutional Prime Money Market Fund or such other date(s) as the parties may agree to in writing (each a "Closing Date" and collectively, the "Closing Dates"). All acts taking place at the Closings shall be deemed to take place immediately prior to the Closing Dates unless otherwise provided. The Closings shall be held as of 8:00 a.m. Eastern time (the "Effective Time") at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. The Chase Manhattan Bank, as custodian for each Selling Fund (the "Custodian"), shall deliver at the Closings a certificate of an authorized officer stating that: (a) each Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to its corresponding Acquiring Fund on the Closing Dates; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or a Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Fund or a Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. PFPC, Inc., as transfer agent for each Selling Fund as of the Closing Dates, shall deliver at the Closings a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closings. Each Acquiring Fund shall issue and deliver or cause PFPC, Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Dates to the Secretary of ABN AMRO Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closings, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUNDS. Each Selling Fund represents and warrants to its corresponding Acquiring Fund as follows:

          (a) The Selling Fund is a legally designated, separate series of a voluntary association duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

          (b) ABN AMRO Funds is registered as an open-end management investment company under the 1940 Act, and ABN AMRO Funds' registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectuses and statements of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any provision of ABN AMRO Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before its applicable Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (g) The financial statements of the Selling Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Funds) fairly reflect the financial condition of the Selling Fund as of June 30, 2001 and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

          (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) All issued and outstanding shares of the Selling Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, and has no outstanding securities convertible into any of the Selling Fund shares.

          (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrances, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of a Certificate of Merger or Consolidation pursuant to the laws of the State of Delaware, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (n) From the effective date of the Registration Statements (as defined in paragraph 5.7), through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the ABN AMRO Funds with respect to the Selling Fund for use in the Proxy Materials (as defined paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (o) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

          (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Massachusetts law for the execution of this Agreement by ABN AMRO Funds, for itself and on behalf of each Selling Fund, except for the effectiveness of the Registration Statements, the necessary exemptive relief requested from the Commission or its staff with respect to Sections 17(a) and 17(b) of the 1940 Act, and the filing of a Certificate of Merger or Consolidation pursuant to Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS. Each Acquiring Fund represents and warrants to its corresponding Selling Fund as follows:

          (a) The Acquiring Fund is a separate series of the Trust and the Trust is a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectuses and statements of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

          (f) The financial statements of the Acquiring Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Selling Funds) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2001, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

          (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed by such date shall have been filed. All federal and other taxes shown due on such returns and reports shall have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

          (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

          (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (m) From the effective date of the Registration Statements (as defined in paragraph 5.7), through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (n) The Acquiring Fund intends to qualify as a RIC under the Code, and with respect to each Acquiring Fund that has conducted material investment operations before the Closing Date, the Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

          (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statements, the necessary exemptive relief requested from the Commission or its staff with respect to Sections 17(a) and 17(b) of the 1940 Act, and the filing of any articles, certificates or other documents that may be required under Delaware law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

          (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

             COVENANTS OF EACH ACQUIRING FUND AND EACH SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5 each Acquiring Fund and Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the respective Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions.

     5.2 APPROVAL OF SHAREHOLDERS. ABN AMRO Funds will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. Each Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. Each Selling Fund will assist its corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Acquiring Fund and its corresponding Selling Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the applicable Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, each Selling Fund shall furnish its corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by ABN AMRO Funds' Treasurer.

     5.7 PREPARATION OF REGISTRATION STATEMENTS AND SCHEDULE 14A PROXY STATEMENT. The Trust will prepare and file with the Commission registration statements on Form N-14 and on Form N-1A under the 1933 Act relating to the Acquiring Fund Shares (the "Registration Statements"). ABN AMRO Funds will prepare and file a proxy statement on Schedule 14A under the 1933 Act ("Proxy Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of each Existing Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statements and the Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statements and Proxy Statement (the "Proxy Materials"), as applicable, for inclusion therein, in connection with the meeting(s) of the Selling Funds' Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.8 INDEMNIFICATION OF TRUSTEES. The Trust will assume certain liabilities and obligations of the ABN AMRO Funds relating to any obligation of the ABN AMRO Funds to indemnify its current and former Trustees and officers, acting in their capacities as such, to the fullest extent permitted by law and the ABN AMRO Funds' Declaration of Trust, as in effect as of the date of this Agreement. Without limiting the foregoing, the Trust agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under the ABN AMRO Funds' Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Trust, its successors or assigns.

     5.9 The Trust shall take all action necessary so that at the Effective Time, Mr. Arnold Brookstone and Mr. Robert Feitler, who have been selected and nominated by the Trust's Nominating Committee to serve as independent trustees (who are trustees who are not interested persons as defined by the 1940 Act), shall become trustees of the Trust's Board of Trustees and shall serve in that capacity in accordance with the Trust's declaration of trust and bylaws. The Trust also shall take all action necessary so that at the Effective Time Messrs. Brookstone and Feitler shall become members of each committee of the Board of Trustees of the Trust that is then comprised of all independent trustees of the Trust. The Trust shall also take all action necessary so that at the Effective Time Mr. James Wynsma shall become a trustee of the Trust's Board of

Trustees and shall serve in the capacity of interested trustee (who are trustees who are interested persons as defined by the 1940 Act).

     5.10 The Trust shall take all action necessary so that, immediately following the Effective Time, the Acquiring Funds' total operating expenses after waivers and reimbursements do not exceed the amounts set forth in Schedule B hereto for the periods set forth in such Schedule.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SELLING FUND

     The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by its corresponding Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the applicable Closing Date, and, in addition, subject to the following conditions:

     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. Each Acquiring Fund shall have delivered to its corresponding Selling Fund a certificate executed in the Acquiring Fund's name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Vedder, Price, Kaufman & Kammholz, counsel to the Trust, dated as of such Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) Each Acquiring Fund is a legally designated, separate series of the Trust, and the Trust is a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware, which, to such counsel's knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The Trust is registered as an open-end management investment company under the 1940 Act, and, to such counsel's knowledge, the Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed, and delivered by the Trust on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the ABN AMRO Funds, is a valid and binding obligation of the Acquiring Funds enforceable against each Acquiring Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to each Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of an Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

          (e) The Registration Statements have been declared effective by the Commission and to such counsel's knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Funds of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which an Acquiring Fund is a party or by which an Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which an Acquiring Fund is a party or by which it is bound.

          (g) In the ordinary course of such counsel's representation of the Acquiring Funds, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to an Acquiring Fund) existing on or before the date(s) of mailing of the Proxy Materials or the Closing Date, which are required to be described in the Proxy Materials or to be filed as an exhibit thereto that are not described or filed as required.

          (h) In the ordinary course of such counsel's representation of the Acquiring Funds, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation of or before any court or governmental body that is presently pending or threatened as to an Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel's representation of the Acquiring Funds, and without having made any investigation, to the knowledge of such counsel, the Acquiring Funds are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects the Acquiring Funds' business, other than as previously disclosed in the Proxy Materials.

          Such counsel shall also state that they have participated in conferences with officers and other representatives of each Acquiring Fund at which the contents of the Proxy Materials and related matters were discussed. Although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Materials, on the basis of the foregoing (relying as to materiality exclusively upon the opinions of the Trust's officers and other representatives of each Acquiring Fund) and without such counsel having made any investigations of the statements made in the Proxy Materials, no facts have come to its attention that lead it to believe that the Proxy Materials as of their dates, as of the date of each Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding an Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make such statements therein regarding an Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to each Selling Fund, contained in the Proxy Materials, and that such opinion is solely for the benefit of the ABN AMRO Funds and each Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Vedder, Price, Kaufman & Kammholz appropriate to render the opinions expressed therein.

          In this paragraph 6.2(h), references to the Proxy Materials include and relate to only the text of such Proxy Materials and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

     6.3 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the Rule 12b-1 plan of distribution, other fees payable for services provided to each Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Funds from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Materials.

     6.4 For the period beginning at the Closing Date and ending not less than six years thereafter, the Trust, its successor or assigns shall provide, or cause to be provided, liability coverage at least as comparable to the liability coverage currently applicable to both former and current Trustees and officers of ABN AMRO Funds, covering the actions of such Trustees and officers of ABN AMRO Funds for the period they served as such.

     6.5 As of each respective Closing Date, the Trust's fidelity bond for the Acquiring Funds shall meet all applicable requirements under the 1940 Act based on the level of the Acquiring Funds' assets immediately after the Effective Time.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

     The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each corresponding Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement, on or before the applicable Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants, and warranties of a Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Each Selling Fund shall have delivered to its corresponding Acquiring Funds on such Closing Date a certificate executed in the Selling Fund's name by ABN AMRO Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to its corresponding Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the ABN AMRO Funds.

     7.3 The Acquiring Fund shall have received on the applicable Closing Date an opinion of Morgan, Lewis & Bockius LLP, counsel to each Selling Fund, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) Each Selling Fund is a legally designated, separate series of ABN AMRO Funds, and that ABN AMRO Funds is a voluntary association duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, which, to such counsel's knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The ABN AMRO Funds is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the ABN AMRO Funds on behalf of each Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of each Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration of not less than the net asset value of Selling Fund Shares has been paid, and assuming that such shares were issued in accordance with the terms of each Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable, and no shareholder of a Selling Fund has any preemptive rights with respect to the Selling Fund's shares.

          (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by a Selling Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of ABN AMRO Funds' Declaration of Trust

     (assuming shareholder approval has been obtained) or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which a Selling Fund is a party or by which a Selling Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

          (g) In the ordinary course of such counsel's representation of the Selling Funds, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (insofar as they relate to a Selling Fund) existing on or before the date of mailing of the Proxy Materials or the Closing Date, which are required to be described in the Proxy Materials or to be filed as an exhibit thereto that are not described or filed as required.

          (h) In the ordinary course of such counsel's representation of the Selling Funds, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation of or before any court or governmental body that is presently pending or threatened as to a Selling Fund or any of its respective properties or assets. In the ordinary course of such counsel's representation of the Selling Funds, and without having made any investigation, to the knowledge of such counsel, no Selling Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects the Selling Fund's business other than as previously disclosed in the Proxy Materials.

          Such counsel shall also state that it has participated in conferences with officers and other representatives of each Selling Fund at which the contents of the Proxy Materials and related matters were discussed. Although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Materials, on the basis of the foregoing (relying as to materiality exclusively upon the opinions of ABN AMRO Funds' officers and other representatives of each Selling Fund) and without such counsel having made any investigations of the statements made in the Proxy Materials, no facts have come to its attention that lead it to believe that the Proxy Materials as of its date, as of the date of each Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding a Selling Fund or necessary, in the light of the circumstances under which they were made, to make such statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to each Acquiring Fund contained in the Proxy Materials, and that such opinion is solely for the benefit of the Trust and each Acquiring Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

          In this paragraph 7.3(h), references to the Proxy Materials include and relate to only the text of such Proxy Materials and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
                        ACQUIRING FUND AND SELLING FUND

     If any of the conditions set forth below do not exist on or before the applicable Closing Date with respect to each Selling Fund or its corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to each Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of each Selling Fund in accordance with Massachusetts law and the provisions of ABN AMRO Funds' Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On each Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Selling Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statements shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 Each Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or before the applicable Closing Date (computed without regard to any deduction for dividends paid) and, with respect to the Selling Funds with a Closing Date of September 15, 2001, all of its net capital gains realized in all taxable periods ending on or before such Closing Date (after reduction for any capital loss carry forward).

     8.6 The parties shall have received an opinion of Morgan, Lewis & Bockius LLP addressed to each Acquiring Fund and Selling Fund substantially to the effect that for federal income tax purposes with respect to each Selling Fund:

          (a) The transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Funds Share and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund.

          (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization.

          (e) The aggregate tax basis for Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Funds Share to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefore were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization.

          (f) The tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

          Such opinion shall be based on customary assumptions and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and each Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the conditions set forth in this paragraph 8.6.

                                   ARTICLE IX

                                    EXPENSES

     9.1 ABN AMRO Asset Management (USA) LLC and/or affiliates thereof will pay the expenses associated with Selling Fund's participation in the Reorganization. The investment adviser to the Acquiring Fund and/or affiliates thereof will pay the expenses associated with Acquiring Fund's participation in to the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust, on behalf of each Acquiring Fund, and ABN AMRO Funds, on behalf of each Selling Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

     10.2 Except as specified in the next sentence set forth in this section 10.2, the representation, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after each Closing Date, and the obligations of each of the Acquiring Funds in sections 5.9 and 6.4, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Trust and the ABN AMRO Funds. In addition, either the Trust or the ABN AMRO Funds may at their option terminate this Agreement at or before either Closing Date due to:

          (a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before each Closing Date, if not cured within 30 days;

          (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

          (c) a determination by the parties' Board of Trustees, as appropriate, determine that the consummation of the transactions contemplated herein are not in the best interest of the ABN AMRO Funds or the Trust, respectively, and give notice to the other party hereto.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either an Acquiring Fund, a Selling Fund, the Trust, the ABN AMRO Funds, their respective Trustees or officers, to the other party or its Trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

                                  ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust and the ABN AMRO Funds as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Selling Fund Shareholders called by a Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of each Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Acquiring Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in the Trust's Declaration of Trust.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                            ALLEGHANY FUNDS

                                            By:
                                              ----------------------------------
                                              Name: Kenneth C. Anderson
                                              Title:  President

                                            ABN AMRO FUNDS

                                            By:
                                              ----------------------------------
                                              Name: Randall C. Hampton
                                              Title:  President

ACKNOWLEDGED:

By:
-------------------------------------------------

Name:
----------------------------------------------

Title:
----------------------------------------------- of ABN AMRO Asset Management
(USA) LLC

             SCHEDULE A TO THE AGREEMENT AND PLAN OF REORGANIZATION

                         SUMMARY OF THE REORGANIZATION
             (SHAREHOLDERS OF EACH SELLING FUND WILL RECEIVE SHARES
            OF THE CLASS OF THE ACQUIRING FUND OPPOSITE THEIR CLASS)

ABN AMRO FUND (SELLING FUND)                    ALLEGHANY FUND (ACQUIRING FUND)
----------------------------                    -------------------------------
ABN AMRO Money Market Fund...................   ABN AMRO Money Market Fund
  Common Shares                                 Class I Shares
  Investor Shares                               Class S Shares
ABN AMRO Government Money Market Fund........   ABN AMRO Government Money Market Fund
  Common Shares                                 Class I Shares
  Investor Shares                               Class S Shares
ABN AMRO Treasury Money Market Fund..........   ABN AMRO Treasury Money Market Fund
  Common Shares                                 Class I Shares
  Investor Shares                               Class S Shares
ABN AMRO Tax-Exempt Money Market Fund........   ABN AMRO Tax-Exempt Money Market Fund
  Common Shares                                 Class I Shares
  Investor Shares                               Class S Shares
ABN AMRO Value Fund..........................   ABN AMRO Value Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Growth Fund.........................   ABN AMRO Growth Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Small Cap Fund......................   ABN AMRO Small Cap Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Real Estate Fund....................   ABN AMRO Real Estate Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO International Equity Fund...........   ABN AMRO International Equity Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Europe Equity Growth Fund...........   ABN AMRO Europe Equity Growth Fund
  Common Shares                                 Class N Shares
ABN AMRO Asian Tigers Fund...................   ABN AMRO Asian Tigers Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Latin America Equity Fund...........   ABN AMRO Latin America Equity Fund
  Common Shares                                 Class N Shares
ABN AMRO Institutional Prime Money Market       ABN AMRO Institutional Prime Money Market
  Fund.......................................   Fund
  Institutional Shares                          Class Y Shares
  Institutional Service Shares                  Class YS Shares
ABN AMRO Balanced Fund.......................   Alleghany/Chicago Trust Balanced Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares

ABN AMRO FUND (SELLING FUND)                    ALLEGHANY FUND (ACQUIRING FUND)
----------------------------                    -------------------------------
ABN AMRO Fixed Income Fund...................   Alleghany/Chicago Trust Bond Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares
ABN AMRO Tax-Exempt Fixed Income Fund........   Alleghany/Chicago Trust Municipal Bond Fund
  Common Shares                                 Class N Shares
  Investor Shares                               Class N Shares

             SCHEDULE B TO THE AGREEMENT AND PLAN OF REORGANIZATION

                       TOTAL NET FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)

FUND                                                               CLASS          EXPENSE LIMIT
----                                                               -----          -------------
ABN AMRO Asian Tigers Fund.................................  Class N Shares(1)       [   ]%
ABN AMRO Europe Equity Growth Fund.........................  Class N Shares(1)       [   ]%
ABN AMRO Growth Fund.......................................  Class N Shares(1)       [   ]%
ABN AMRO International Equity Fund.........................  Class N Shares(1)       [   ]%
ABN AMRO Latin America Equity Fund.........................  Class N Shares(1)       [   ]%
ABN AMRO Real Estate Fund..................................  Class N Shares(1)       [   ]%
ABN AMRO Small Cap Fund....................................  Class N Shares(1)       [   ]%
ABN AMRO Value Fund........................................  Class N Shares(1)       [   ]%
ABN AMRO Government Money Market Fund......................  Class I Shares(1)       [   ]%
                                                             Class S Shares(1)       [   ]%
ABN AMRO Money Market Fund.................................  Class I Shares(1)       [   ]%
                                                             Class S Shares(1)       [   ]%
ABN AMRO Tax-Exempt Money Market Fund......................  Class I Shares(1)       [   ]%
                                                             Class S Shares(1)       [   ]%
ABN AMRO Treasury Money Market Fund........................  Class I Shares(1)       [   ]%
                                                             Class S Shares(1)       [   ]%
ABN AMRO Institutional Prime Money Market Fund.............  Class Y Shares(2)       [   ]%
                                                             Class YS Shares(2)      [   ]%
Alleghany/Chicago Trust Balanced Fund......................  Class N Shares(1)       [   ]%
Alleghany/Chicago Trust Bond Fund..........................  Class N Shares(1)       [   ]%
Alleghany/Chicago Trust Municipal Bond Fund................  Class N Shares(1)       [   ]%

---------------

(1) Expenses limited to the amount shown for eight full calendar quarters following the Reorganization.

(2) Expenses limited to the amount shown for four full calendar quarters following the Reorganization, and 0.20% of the net assets attributable to Class Y Shares and 0.45% of the net assets attributable to Class YS Shares for the following four full calendar quarters.

                                   EXHIBIT B

             MANAGEMENT'S DISCUSSION OF ALLEGHANY FUND PERFORMANCE

                       ALLEGHANY/CHICAGO TRUST BOND FUND

                PERFORMANCE FOR THE YEAR ENDED OCTOBER 31, 2000
                              SUMMARY INFORMATION

                                                              ALLEGHANY/CHICAGO TRUST
                                                                 BOND FUND CLASS N
                                                              -----------------------
Total Returns:
  One Year..................................................            6.98%
  Three Year Average Annual.................................            5.18%
  Five Year Average Annual..................................            6.02%
  Average Annual Since Inception............................            5.96%
Inception Date..............................................         12/13/93

                                TOP TEN HOLDINGS
                             AS OF OCTOBER 31, 2000

COMPANY AND % OF TOTAL NET ASSETS
Government National Mortgage Association 7.000%, 09/15/28,
  Pool #458926..............................................  3.14%
Federal National Mortgage Association 7.500%, 02/01/30, Pool
  #529028...................................................  2.74%
Federal Home Loan Mortgage Corporation 8.000%, 02/01/30,
  Pool #C00922..............................................  2.61%
U.S. Treasury Bond 6.250%, 08/15/2023.......................  2.47%
U.S. Treasury Bond 6.000%, 02/15/2026.......................  2.18%
Waste Management, Inc. Subordinated Notes 4.000%,
  02/01/2002................................................  2.13%
Ford Motor Credit Co., Inc., 7.500%, 03/15/2005.............  1.95%
Federal Home Loan Mortgage Corporation 7.500%, 11/01/29,
  Gold Pool #C32468.........................................  1.84%
U.S. Treasury Bond 7.125%, 02/15/2023.......................  1.84%
Federal Home Loan Bank 6.500%,11/15/06, Series PX02.........  1.74%

                       ALLEGHANY/CHICAGO TRUST BOND FUND

                          PORTFOLIO MANAGER COMMENTARY

Q  How did the Fund perform during the fiscal year ended October 31, 2000?

A The Fund's performance was very competitive, outperforming the average intermediate bond fund, while slightly underperforming its unmanaged benchmark. For the 12-month period, Alleghany/Chicago Trust Bond Fund's total return was 6.98%. In comparison, the Lehman Brothers Aggregate Bond Index, which includes no expenses, reflected a return of 7.30% for the same period, while the Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 6.33%.

Q  How would you describe the investment environment?

A For most of the fiscal year, the U.S. economy grew at a blistering pace, putting upward pressure on interest rates. U.S. economic growth reached 7.3% during the fourth quarter of 1999 and 5.4% during the first quarter of 2000. Meanwhile, the Fed raised short-term interest rates from 5.25% to 6.50% in an effort to slow the economy. While this was occurring, the U.S. government, flush with a federal budget surplus, announced plans to retire Treasury debt, which exerted downward pressure on Treasury bond and note yields. By mid-summer, evidence of an economic slowdown took place, which reduced inflation expectations. Treasury bond prices stabilized as politicians promised to spend the surplus on new programs or a tax cut. However, disappointing corporate profits spooked the corporate bond market.

Q  Which bond sectors performed the best? Which performed the worst?

A U.S. Treasury bonds performed well for much of the period, as the federal government's buyback program buoyed prices. Mortgage-backed and asset-backed securities, which offer higher yields to compensate investors for refinancing risk, also performed well because there was relatively little refinancing activity during the year. However, investors shunned high-yield bonds because of fears over a slowing economy and its impact on corporate profits and the ability to repay debt. To a lesser extent, the same was true of investment-grade corporate bonds.

Q  What strategies did you employ as the fiscal year came to a close?

A Late in September, we exploited weakness in the U.S. Treasury sector to modestly add to our positions. We have kept our mortgage-backed securities position at about one-third of the portfolio. We're always on the lookout for value in intermediate corporate bonds, which continue to offer significant yield premiums over Treasury bonds. However, we have become more selective, especially in looking for long-term corporate bonds, recognizing their increased volatility in the near-term economic and political environment. As of October 31, 2000, the portfolio was comprised as follows: corporates, 44%, mortgages, 36%, U.S. governments, 11% and cash, 9%. The portfolio's average credit quality was AA3, its effective duration was 4.7 years and its 30-day SEC yield was 7.10%.

Q  What is your outlook?

A We believe that the Fed will be constrained from easing -- which it would normally commence at this point in the economic cycle -- by high energy prices and tight labor markets. The Fed's fear of inflation offsets its confidence in the sustainability of productivity gains, inferring a steady policy for the coming few quarters. In the meantime, corporate bonds and mortgage-backed securities offer very attractive yields.

October 31, 2000

                     PORTFOLIO ALLOCATION BY MARKET SECTOR

- U.S. Government and Agency Obligations....................  45.0%
- Corporate Notes and Bonds.................................  41.0%
- Cash and Other Net Assets.................................   9.0%
- Yankee Bonds..............................................   3.0%
- Non-Agency/CMO Mortgage Securities........................   2.0%


                                                            [PIE CHART]

                            ALLEGHANY/CHICAGO TRUST
                              BOND FUND -- CLASS N
                               GROWTH OF $10,000

December 1993--October 2000
[LINE GRAPH]

                                                               LIPPER INTERMEDIATE
                                          LEHMAN BROTHERS        INVESTMENT GRADE      ALLEGHANY/CHICAGO
                                        AGGREGATE BOND INDEX          INDEX             TRUST BOND FUND
                                        --------------------   -------------------     ----------------
12/93                                         10000.00               10000.00               10000.00
10/94                                          9535.00                9537.00                9677.00
10/95                                         11026.00               10885.00               11117.00
10/96                                         11671.00               11465.00               11758.00
10/97                                         12709.00               12388.00               12797.00
10/98                                         13895.00               13378.00               13778.00
10/99                                         13969.00               13416.00               13919.00
10/00                                         14989.00               14265.00               14891.00

     THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                           LEHMAN BROTHERS AGGREGATE
                               BOND INDEX RETURNS

                               10/31/99-10/31/00

U.S. Government.............................................   8.04%
Corporate...................................................   5.38%
High Yield..................................................  (1.61)%
Mortgage-Backed.............................................   7.57%
Asset-Backed................................................   7.10%
Emerging Markets............................................  17.65%

                     ALLEGHANY/CHICAGO TRUST BALANCED FUND

                PERFORMANCE FOR THE YEAR ENDED OCTOBER 31, 2000

Total Returns:
  One Year..................................................    14.82%
  Three Year Average Annual.................................    16.85%
  Five Year Average Annual..................................    17.57%
  Average Annual Since Inception............................    17.40%
Inception Date..............................................  09/21/95

                                TOP TEN HOLDINGS
                             AS OF OCTOBER 31, 2000

COMPANY AND % OF TOTAL NET ASSETS
Sysco Corp..................................................  3.25%
EMC Corp....................................................  2.91%
AES Corp....................................................  2.36%
Federal Home Loan Mortgage Corp.............................  2.35%
American International Group, Inc. .........................  2.29%
Walgreen Co.................................................  2.27%
Harley-Davidson, Inc. ......................................  2.27%
Cardinal Health, Inc. ......................................  2.21%
Nokia Corp., SP ADR.........................................  2.21%
Intel Corp..................................................  2.07%

                     ALLEGHANY/CHICAGO TRUST BALANCED FUND

                         PORTFOLIO MANAGERS COMMENTARY

Q  How did the Fund perform during the fiscal year ended October 31, 2000?

A Alleghany/Chicago Trust Balanced Fund produced a total return of 14.82%, significantly outperforming its benchmark and peer group. The Fund's benchmark, a 60%/40% blend of the S&P (REGISTRATION MARK) 500 Index and the Lehman Brothers Aggregate Bond Index, returned 6.85% while the Fund's peer group, the Lipper Balanced Fund Index, returned 7.88%.

Q  How would you describe the investment environment?

A For most of the fiscal year, the U.S. economy grew at a blistering pace, putting upward pressure on interest rates. U.S. economic growth reached 7.3% during the fourth quarter of 1999 and 5.4% during the first quarter of 2000. Meanwhile, the Fed raised short-term interest rates from 5.25% to 6.50% in an effort to slow the economy. While this was occurring, the U.S. government, flush with a federal budget surplus, announced plans to retire Treasury debt, which exerted downward pressure on Treasury bond and note yields. By mid-summer, evidence of an economic slowdown took place, which reduced inflation expectations. Treasury bond prices stabilized as politicians promised to spend the surplus on new programs or a tax cut. However, disappointing corporate profits spooked the corporate bond market.

Q  Which bond sectors performed the best? Which performed the worst?

A U.S. Treasury bonds performed well for much of the period, as the federal government's buyback program buoyed prices. Mortgage-backed and asset-backed securities, which offer higher yields to compensate investors for refinancing risk, also performed well because there was relatively little refinancing activity during the year. However, investors shunned high-yield bonds because of fears over a slowing economy and its impact on corporate profits and the ability to repay debt. To a lesser extent, the same was true of investment-grade corporate bonds.

Q  What stock sectors performed the best? Which performed the worst?

A Among the best performers were energy, financial services and health care -- energy because of rising oil prices, financial services due to easing interest rates and health care because of an improving pricing environment. Technology was strong during the first four months of the fiscal year, but sold off sharply as the year 2000 unfolded.

Q  What strategies did you employ as the fiscal year came to a close?

A Late in September, we exploited weakness in the U.S. Treasury sector to modestly add to our positions. We have kept our mortgage-backed securities position at about one-third of the fixed income portion of the portfolio. We're always on the lookout for value in intermediate corporate bonds, which continue to offer significant yield premiums over Treasury bonds. However, we have become more selective, especially in looking for long-term corporate bonds, recognizing their increased volatility in the near-term economic and political environment. During the quarter, we added shares of Home Depot, Inc. (1.0% of net assets), a stock that had been beaten up in previous months because of concerns about the retail sector. The company, which is the world's largest home improvement retailer, recently added high-end remodeling stores that should be very successful. As we approach year-end, we plan to continue to search for high-quality companies with strong revenue and earnings growth that make sense in all kinds of markets.

October 31, 2000

                     PORTFOLIO ALLOCATION BY MARKET SECTOR

- Common Stocks.............................................    62%
- U.S. Government and Agency Obligations....................    20%
- Corporate Notes and Bonds.................................    12%
- Cash and Other Net Assets.................................     4%
- Yankee Bonds..............................................     1%
- Non-Agency/CMO Mortgage Securities........................     1%


                                                            [PIE CHART]

                            ALLEGHANY/CHICAGO TRUST
                                 BALANCED FUND
                               GROWTH OF $10,000

September 1995--October 2000

[LINE GRAPH]

             Representation of Data Points Used in Printed Graphic

                                             40% LEHMAN BROTHERS
                                               AGGREGATE BOND
                                                   INDEX/           LIPPER BALANCED    ALLEGHANY/CHICAGO
                                              60% S&P 500 INDEX       FUND INDEX      TRUST BALANCED FUND
                                            ---------------------   ---------------   -------------------
09-95.....................................          10000                10000               10000
10-96.....................................          11625                11420               11847
10-97.....................................          14237                13715               14229
10-98.....................................          17368                15511               16862
10-99.....................................          20016                17458               19772
10-00.....................................          21387                18834               22701

     THIS CHART COMPARES A $10,000 INVESTMENT MADE IN OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P 500 INDEX/40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

                PERFORMANCE FOR THE YEAR ENDED OCTOBER 31, 2000
                              SUMMARY INFORMATION

                                                              ALLEGHANY/CHICAGO TRUST
                                                                MUNICIPAL BOND FUND
                                                              -----------------------
Total Returns:
  One Year..................................................            7.30%
  Three Year Average Annual.................................            3.82%
  Five Year Average Annual..................................            4.03%
  Average Annual Since Inception............................            3.96%
Inception Date..............................................         12/13/93

                                TOP TEN HOLDINGS
                             AS OF OCTOBER 31, 2000

COMPANY AND % OF TOTAL NET ASSETS
District of Columbia, Smithsonian Institute Series A,
  5.375%, 11/01/2015........................................  3.42%
Cartersville Developed Authority, Water & Wastewater
  Facilities Revenue Series A, 7.375%, 05/01/2009...........  3.05%
Indianapolis Public Improvement Revenue, Series B, 6.000%
  01/10/20..................................................  2.83%
Chicago Public Building Commerce Building Revenue 5.750%,
  12/01/2018................................................  2.78%
Texas Municipal Power Agency Revenue, 5.500%, 09/01/10,
  Series E..................................................  2.78%
Omaha Public Power District Electric Revenue, 5.400%,
  02/01/2008, Series C......................................  2.76%
Grand Forks Refunding and Improvement, 5.000%, 12/01/2004,
  Series A..................................................  2.74%
Evanston, G.O., Prerefunded 12/01/02, 6.100%, 12/01/09......  2.73%
Phoenix Civic Improvement Corp., Water System Revenue,
  Junior Lien 6.000%, 07/01/02..............................  2.71%
Pennsylvania Intergovernmental Cooperative Authority,
  Special Tax Revenue, City of Philadelphia Funding Program,
  6.000%, 06/15/02..........................................  2.69%

                  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

                          PORTFOLIO MANAGER COMMENTARY

Q  How did the Fund perform during the fiscal year ended October 31, 2000?

A For the 12-month period, Alleghany/Chicago Trust Municipal Bond Fund provided a total return of 7.30%, outperforming the benchmark Lehman Brothers Municipal Five-Year General Obligation Bond Index, which returned 5.77%, while its peer group, the Lipper Intermediate Municipal Fund Index, returned 6.44%. For taxpayers in the top federal tax bracket, these results equate to a taxable equivalent of more than 10%. It is very difficult to find fixed-income securities offering such high returns unless credit quality is suspect. Yet municipal bond credit quality is extremely strong.

Q  How would you describe the investment environment?

A During the fiscal year, the Fed raised short-term interest rates four times. The impact of this Fed action was a slowing economy, easing inflation worries and causing long-term interest rates to moderate, thus providing a more positive environment for fixed-income securities of all types. According to the major municipal rating agencies, long-term credit stability of municipalities in general has improved significantly due to economic development and sound fiscal management. This has been achieved through the concerted efforts of municipal officials in broadening their tax base by attracting and retaining manufacturing, trade and service companies. Their efforts have produced better economic diversification and greater overall fiscal health. As a result of this improvement in government coffers, new municipal bond issuance has been spotty while retail demand is still relatively strong.

Q  What is your current strategy?

A We continue to look for opportunities in the municipal market to purchase high-quality, high-coupon, non-callable bonds. The Fund's average credit quality remains high at AA. It has not been beneficial to reduce credit quality because the marginal pickup in yield would not adequately compensate bondholders for the additional credit risk associated with lower rated securities. Focusing on high-coupon bonds allows the Fund to pay an attractive yield while providing a competitive total return. Purchasing non-callable bonds protects the portfolio against falling interest rates when the issuer would call bonds and refinance at lower rates.

Q  What is your outlook?

A The recent slowdown in the economy has improved the inflation picture, strengthening the case for municipal bonds, which currently offer an excellent tax-exempt return in the midst of strong retail demand. Over the next few months, we expect to see some seasonal selling prior to year-end, while demand surges in January as investors re-deploy interest payments as well as reinvest proceeds from maturing bonds. The shortage of supply during this time causes short-term yields to fall sharply. By staying fully invested, we hope to avoid purchasing bonds at low yields during this so-called "January effect".

October 31, 2000

                     PORTFOLIO ALLOCATION BY MARKET SECTOR

- AAA.......................................................  49.0%
- AA........................................................  30.0%
- A.........................................................  10.0%
- BAA.......................................................   7.0%
- NOT RATED.................................................   4.0%


                                                            [PIE CHART]

                            ALLEGHANY/CHICAGO TRUST
                              MUNICIPAL BOND FUND
                               GROWTH OF $10,000

December 1993--October 2000

 [Line Graph]

                                       LEHMAN BROTHERS FIVE-   LIPPER INTERMEDIATE     ALLEGHANY/CHICAGO
                                           YEAR GENERAL          MUNICIPAL FUNDS      TRUST MUNICIPAL BOND
                                         OBLIGATIONS INDEX            INDEX                   FUND
                                       ---------------------   -------------------    ------------
12/93                                        10000.00                10000.00               10000.00
10/94                                         9838.00                 9808.00                9808.00
10/95                                        10855.00                10880.00               10719.00
10/96                                        11368.00                11369.00               11103.00
10/97                                        12107.00                12155.00               11673.00
10/98                                        12897.00                12983.00               12393.00
10/99                                        13040.00                12823.00               12173.00
10/00                                        13792.00                13649.00               13062.00

     THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATIONS BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY












                  Please detach at perforation before mailing.





PROXY                            ABN AMRO FUNDS                            PROXY
                             ABN AMRO BALANCED FUND
                           ABN AMRO FIXED INCOME FUND
                      ABN AMRO TAX-EXEMPT FIXED INCOME FUND
             4400 COMPUTER DRIVE * WESTBOROUGH, MASSACHUSETTS 01581
            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 24, 2001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ABN AMRO FUNDS
  VOTE ONLY ON THE PROPOSALS RELATED TO THE FUND(S) IN WHICH YOU ARE INVESTED

The undersigned Shareholder(s) of one or more of ABN AMRO Funds listed above, each a series of ABN AMRO Funds (the "Trust"), hereby appoint(s) Steven A. Smith and Gail Hanson (each with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Trust to be held on Friday, August 24, 2001, and any adjournments thereof, to vote all of the Fund shares that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Combined Prospectus/Proxy Statement as indicated on the reverse. The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Combined Prospectus/Proxy Statement.



                                        Please sign exactly as your name or
                                        name(s) appear on this proxy card. If
                                        the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                                        ----------------------------------------
                                        Signature of Shareholder(s)

                                        ----------------------------------------
                                        Signature of Shareholder(s)

                                        ----------------------------------,-----
                                        Date                                2001
                                                                     11766_AAB_1



   PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



       Please detach at perforation before mailing.


ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL. PLEASE DATE, SIGN AND RETURN PROMPTLY.

PLEASE VOTE ONLY ON THE PROPOSALS RELATED TO THE FUND(S) IN WHICH YOU ARE INVESTED BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: [ ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.


1.   To approve: (i) the transfer of all of the assets    FOR   AGAINST  ABSTAIN
     and certain stated liabilities of the ABN AMRO       [ ]     [ ]      [ ]
     Balanced Fund to the Alleghany/Chicago Trust
     Balanced Fund (the "Alleghany Balanced Fund") in exchange for Class N Shares of the Alleghany
     Balanced Fund; and (ii) the distribution of the Class N Shares of the Alleghany Balanced Fund's
     Shares so received to Common and Investor shareholders of the ABN AMRO Balanced Fund.

2.   To approve: (i) the transfer of all of the assets    FOR   AGAINST  ABSTAIN
     and certain stated liabilities of the ABN AMRO Fixed [ ]     [ ]      [ ]
     Income Fund to the Alleghany/Chicago Trust Bond Fund
     (the "Alleghany Bond Fund") in exchange for Class N
     Shares of the Alleghany Bond Fund; and (ii) the distribution of the Class N Shares of the Alleghany
     Bond Fund's Shares so received to Common and Investor shareholders of the ABN AMRO Fixed Income
     Fund.

3.   To approve: (i) the transfer of all of the assets    FOR   AGAINST  ABSTAIN
     and certain stated liabilities of the ABN AMRO       [ ]     [ ]      [ ]
     Tax-Exempt Fixed Income Fund to Alleghany/Chicago
     Trust Municipal Bond Fund (the "Alleghany Municipal
     Bond Fund") in exchange for Class N Shares of the Alleghany Municipal Bond Fund ; and (ii) the distribution of the Class N Shares of the Alleghany
     Municipal Bond Fund's Shares so received to Common and Investor shareholders of the ABN AMRO Tax-Exempt fixed Income Fund.





   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
           DETACH AND RETURN THIS PORTION ONLY.